Exhibit 10.7

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

INDUSTRIAL LEASE

This Industrial Lease (“Lease”), dated for reference purposes only January 24, 2007 (the “Effective Date”), is made by and between GLOBAL KATO HG, LLC, a California limited liability company (“Lessor”), and SOLYNDRA, INC., a Delaware corporation (“Original Lessee”) (collectively the “Parties,” or individually a “Party”).

RECITALS

A. Lessor is the owner of that certain real property (the “Land”), located at and commonly known as 47700 Kato Road and 1055 Page Avenue, Fremont, California. The Land is improved with, among other things, that certain industrial building (the “Building”), which Building contains approximately 183,050 square feet of rentable area. The Land, the Building and all other improvements located on the Land, including all appurtenant parking areas, driveways and landscaped areas located thereon are collectively referred to herein as the “Project”.

B. Pursuant to that certain Industrial Lease (the “Existing Lease”) dated September 16, 2003 between Lessor and Maxtor Corporation, a Delaware corporation (“Maxtor”), Lessor leased to Maxtor and Maxtor leased from Lessor the Project for a term (the “Existing Lease Term”) that is scheduled to expire on September 29, 2011 (the “Existing Expiration Date”).

C. Pursuant to that certain Assignment and Assumption of Lease (the “Seagate Assignment”) dated December 1, 2006 between Maxtor, as assignor, and Seagate Technology (US) Holdings, Inc, a Delaware corporation (“Seagate”), as assignee, Maxtor assigned to Seagate all of Maxtor’s right title and interest as the tenant under the Existing Lease and Seagate assumed from Maxtor all of Maxtor’s obligations as the tenant under the Existing Lease. As used herein, the “Existing Lessee” means the “lessee” under the Existing Lease (i.e., Seagate and any assignee of all of Seagate’s right, title and interest as the lessee under the Existing Lease).

D. Pursuant to that certain Sublease Agreement (the “Sublease”) dated January __, 2007 between Seagate, as sublessor, and Lessee, as sublessee, Seagate subleased to Lessee and Lessee subleased from Seagate, the Premises for a term (the “Sublease Term”) that is scheduled to expire on the Existing Expiration Date, and pursuant to that certain First Amendment to Industrial Lease and Consent to Sublease (the “Consent”) dated January __, 2007 between Lessor, Seagate and Lessee, Lessor consented to the Sublease subject to the terms and conditions set forth in the Consent. A copy of the form of Consent is attached hereto as Exhibit “D”.

E. Subject to all of the terms and conditions set forth herein, Lessor and Lessee now desire to enter into a new lease for the Project for a term of five (5) years commencing immediately following the Existing Expiration Date.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. BASIC PROVISIONS (“BASIC PROVISIONS”).

1.1	Parties:

1.1.1	Lessor:	Global Kato HG, LLC, a California limited liability company

1.1.2	Original Lessee:	Solyndra, Inc., a Delaware corporation

1.2	Premises: The “Premises” shall consist of the entire Project. A site plan for the Premises is attached as Exhibit “A”.

1.3	Commencement Date, Term, Expiration Date:

1.3.1	Commencement Date:	September 30, 2011 (the “Commencement Date”)

1.3.2	Expiration Date:	September 30, 2016 (the “Expiration Date”)

1.3.3	Length of Initial Term:	A period of approximately five (5) years commencing on the Commencement Date and ending on the Expiration Date (the “Initial Term”)

1.3.4	Options to Extend:	[***] consecutive Extension Options (defined in Paragraph 52.1, below) to [***] (defined in Paragraph 52.1, below) of [***], in accordance with Paragraph 52, below.

1.4	Base Rent:

Months	Monthly Base Rent ($/mo)	Annual Base Rent ($/yr)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	Months [***] shall be deemed to mean the period of [***] months and one (1) day commencing on September 30, 2011 and ending on [***], and the total Base Rent payable during such period shall be the Annual Base Rent set forth above [***] plus 1/30th of the Monthly Base Rent set forth above [***].

1.5	Letter of Credit:	In lieu of a cash security deposit, Lessee shall provide to Lessor a Letter of Credit (defined in Paragraph 5.1, below), (a) upon execution of the Lease, in an initial amount of [***](the “Initial LC Amount”), (b) on or before [***] (the [***]), subject to Paragraph 5.7, below, in an additional amount of [***] for a total of [***] (the “Interim LC Amount”), and (c) on or before [***], subject to Paragraph 5.7, below, in an additional amount such that the Letter of Credit shall be in a total amount of [***] ((the “Full LC Amount”), as security for the performance by Lessee of its obligations under this Lease. The Full LC Amount shall be subject to burn down during the Initial Term in accordance with and subject to the terms and conditions of Paragraph 5, below (and shall also be subject to reduction in accordance with Paragraph 5.7, below). (See also Paragraph 5)

1.6	Agreed Use:	The Premises shall be used for the manufacture, production, storage and distribution of solar panels and other related uses permitted under the Applicable Requirements (as defined in the Lease), including general office use (the “Agreed Use”). (See also Paragraph 6).

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

1.7	Insuring Party:	Lessor is the “Insuring Party” unless otherwise stated herein. (See also Paragraph 8)

1.8	Address of Lessee:	At the Premises
Attn: Chief Financial Officer
Fax No.: ( ) -

with a copy to:

Solyndra, Inc.
3260 Scott Boulevard
Santa Clara, Inc.
Attn: Chief Financial Officer
Fax No. ( ) -
1.9	Address of Lessor:

1.9.1 Address of Lessor for Notices:

Global Kato HG, LLC

c/o Digital Realty Trust, L.P.

600 W. 7th Street, Suite 510

Los Angeles, CA 90017

Attn: Danny Lane

Fax No. (877) 745-9491

With a copy to:

200 Paul, LLC

c/o Digital Realty Trust, L.P.

560 Mission Street, Suite 2900

San Francisco, CA 94105

Attn: General Counsel

Fax No. (415) 738-6501

And with a copy to:

Paul, Hastings, Janofsky & Walker LLP

515 S. Flower Street, 25th Floor

Los Angeles, CA 90071

Attention: David B. Lambert, Esq.

Fax No. (213) 627-0705

	1.9.2 Address of Lessor for Payment of Rent:	Global Kato, HG, LLC File 74513 PO Box 60000 San Francisco, CA 94160

1.10	Real Estate Brokers: (See also Paragraph 15):

1.10.1 Lessee’s Broker: Colliers International, representing Lessee exclusively (“Lessee’s Broker”)

1.10.2 Lessor’s Broker: None.

This Lease consists of the foregoing Basic Provisions set forth in this Paragraph 1, provisions of Paragraph 2 through 53 which follow, and Exhibits “A” through “F”, inclusive, all of which are incorporated herein by this reference as of the Effective Date. In the event of any conflict between the Basic Provisions and the express provisions of Paragraphs 2 through 53, below, the express provisions of Paragraphs 2 through 53, below shall control.

2. PREMISES.

2.1 Letting. Lessor hereby leases to Lessee (defined below), and Lessee hereby leases from Lessor, the Premises, for the Term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision or re-measurement. Lessee hereby leases the Premises on an “as is,” “where is”, “with all faults” basis and acknowledges and agrees: (a) that Lessor has not made any representation or warranty (either express or implied) with respect to the condition of the Premises or the suitability or fitness of the same for the conduct of the Agreed Use, Lessee’s business or for any other purpose and (b) that the purpose of Exhibit “A” is only to show the approximate location of the Premises and is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the elements thereof. Nothing in this Paragraph 2.1 shall be construed to limit Lessor’s express obligations under Paragraphs 7.2 (Lessor’s Obligations), 9 (Damage or Destruction), and 14 (Condemnation) of this Lease or the Existing Lease. “Lessee” means the Original Lessee and any assignee of all of Original Lessee’s interest in this Lease.

2.2 Delivery. Lessee hereby acknowledges and agrees that, pursuant to the Sublease, Lessee will, as of the Commencement Date, be the occupant of the Premises, and Lessee shall accept the Premises in its then existing “As-Is” condition, and agrees (a) that Lessor shall have no obligation to make any improvements, alterations or other modifications to the Premises or to provide Lessee any allowance, rent credit or abatement in connection with Lessee’s entering into this Lease or otherwise, (b) that Lessor shall have no obligation for any defects in the Premises, and (c) Lessee’s continued possession of the Premises shall be conclusive evidence that Lessee accepts the Premises and that the Premises were in good condition as of the Commencement Date. Lessee acknowledges that Lessee shall be responsible, at its sole cost and expense, for any work required or desirable in preparing the Premises for Lessee’s occupancy and/or use during the Term. Nothing in this Paragraph 2.2 shall be construed to limit Lessor’s express obligations under Paragraphs 7.2 (Lessor’s Obligations), 9 (Damage or Destruction), and 14 (Condemnation) of this Lease or the Existing Lease.

2.3 Compliance. Except as otherwise expressly provided in this Lease:

(a) Lessor shall have no responsibility for any non-compliance of the Premises or any portion thereof with applicable governmental laws, covenants or restrictions of record, building codes, regulations and ordinances (“Applicable Requirements”) in effect on the Commencement Date and/or during the Term, including, without limitation, those Applicable Requirements arising out of the specific use to which Lessee will put the Premises or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee.

(b) Lessee is responsible for determining whether or not the zoning is appropriate for Lessee’s intended use.

(c) If the Applicable Requirements are hereafter changed so as to require during the Term any action in connection with the Premises, including, without limitation, the construction of an addition to or an alteration of the Building, the remediation of any Hazardous Substance (other than any Known Hazardous Substances and any Hazardous Substances introduced to the Project by Lessor or any of its employees, agents or contractors or as a result of any act of any third party that is not a Lessee Party), or the reinforcement or other physical modification of the Building Structure (defined in Paragraph 7.2, below), Lessee shall be fully responsible for the cost thereof.

(d) Lessor absolutely disclaims any responsibility for any failure of the Premises to comply with any Applicable Requirements (as opposed to the general use or occupancy of the Premises), and Lessee hereby agrees to be responsible for the compliance of the Premises with all Applicable Requirements).

(e) Lessee shall indemnify, defend and hold Lessor, its agents, employees and lenders, if any, harmless from and against any and all Claims (defined below) arising out of, from or in connection with any breach by Lessee of any of its obligations under this Paragraph 2.3 or Paragraph 6.3, below.

2.4 [Intentionally Omitted]

3. TERM.

3.1 Term. Unless earlier terminated in accordance with the provisions hereof, the Initial Term of this Lease shall be for the period set forth in Paragraph 1.3.3, commencing on the Commencement Date set forth in Paragraph 1.3.1, above, and expiring on the Expiration Date set forth in Paragraph 1.3.2, above. As used in this Lease, “Term” shall refer to the Initial Term, and provided the same shall be duly exercised and shall commence, the Option Term(s), if any. Notwithstanding the later date upon which the Term of this Lease may commence, upon the execution of this Lease by each of Lessor and Lessee, subject the terms hereof, this Lease (and all of the terms and provisions of this Lease) shall constitute binding contractual obligations upon each of Lessor and Lessee effective as of the Effective Date.

3.2 Conditions Precedent. The Parties hereto hereby agree that each of the following shall be a condition precedent to all of Lessor’s obligations under this Lease:

3.2.1 Subject to Paragraph 3.3, below, the survival, through the day before the Commencement Date, of (a) the rights of Lessee, as sublessee, under the Sublease or (b) the rights of Lessee, as lessee, under the Interim Direct Lease (defined in Paragraph 5.4.1, below), and Lessee acknowledges and agrees that subject to Paragraph 3.3, below, at the election of Lessor (at any time on or before the Commencement Date), this Lease shall be null and void (and Lessee shall have no rights hereunder) if at any time before the Commencement Date:

(a) the Sublease shall be terminated for any reason (other than as a result of any termination of the Existing Lease that is permitted or ordered by a court of tribunal of competent jurisdiction as a remedy for a material default of Lessor thereunder), unless Lessor and Lessee shall enter into an Interim Direct Lease in accordance with Paragraph 54, below, or

(b) Lessor and Lessee shall enter into a Interim Direct Lease in accordance with Paragraph 54, below, and such Interim Direct Lease shall be terminated for any reason (other than as a result of any termination of the Interim Direct Lease that is permitted or ordered by a court of tribunal of competent jurisdiction as a remedy for a material default of Lessor thereunder).

3.2.2 As of the day before the Commencement Date, no material default under the Sublease or Interim Direct Lease, as applicable, shall exist beyond any applicable notice and cure periods (and Lessee acknowledges and agrees that, notwithstanding anything to the contrary in this Lease, at the election of Lessor (at any time on or before the Commencement Date) this Lease shall be null and void (and Lessee shall have no rights hereunder) if as of the day before the Commencement Date, any material default under the Sublease or Interim Direct Lease, as applicable, shall exist beyond any applicable notice and cure periods).

3.2.3 As of the day before the Commencement Date, Lessee shall not have subleased to any person or entity (other than its Affiliates) fifty percent (50%) or more of the rentable area contained in the Premises.

3.2.4 The delivery by Lessee to Lessor of (a) a Letter of Credit in an amount equal to the Initial LC Amount on or before the Initial LC Date, (b) a substitute Letter of Credit in an amount equal to the Interim LC Amount (or, if applicable, the amount required under Paragraph 5.7, below), or an additional Letter of Credit in an amount sufficient to cause the aggregate amount of all Letters of Credit held by Lessor under this Paragraph 5 of this Lease to equal the Interim LC Amount (or, if applicable, the amount required under Paragraph 5.7, below) on or before the [***], and (c) a substitute Letter of Credit in an amount equal to the Full LC Amount (or, if applicable, the amount required under Paragraph 5.7, below), or an additional Letter of Credit in an amount of sufficient to cause the aggregate amount of all Letters of Credit held by Lessor under this Paragraph 5 of this Lease to equal the Full LC Amount (or, if applicable, the amount required under Paragraph 5.7, below) on or before the [***]. Notwithstanding the foregoing, Lessee’s failure to so deliver any Letter of Credit on or prior to the date such Letter of Credit is required to be delivered to Lessor hereunder shall only be deemed a failure of such condition precedent where Lessee’s failure to delivery any such Letter of Credit continues for an additional ten (10) days following notice thereof to Lessee from Lessor.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

3.3 Casualty or Taking Prior to the Commencement Date.

3.3.1 The parties hereto acknowledge and agree that, notwithstanding anything to the contrary in this Lease (including, without limitation, in Paragraph 3.2, above and Paragraph 54, below) this Lease shall automatically terminate if at any time prior to the Commencement Date, (a) the Existing Lease shall be terminated by Lessor or Existing Lessee (i) under Paragraph 9 of the Existing Lease or (ii) under Paragraph 14 of the Existing Lease or (b) Lessor and Lessee shall enter into an Interim Direct Lease and such Interim Direct Lease shall be terminated by Lessor or Lessee (i) under Paragraph 9 of such Interim Direct Lease (with the parties hereto agreeing that the terms and

3.3.2 conditions of Paragraph 9 of the Interim Direct Lease shall be identical to the terms and conditions of Paragraph 9 of the Existing Lease) or (ii) under Paragraph 14 of the Interim Direct Lease (with the parties hereto agreeing that the terms and conditions of Paragraph 14 of the Interim Direct Lease shall be identical to the terms and conditions of Paragraph 14 of the Existing Lease).

3.3.3 In the event that as a result of any damage or destruction to the improvements on the Premises that occurs during the last fifteen (15) months of the term of (a) the Existing Lease or (b) the Interim Direct Lease, Lessor shall elect to exercise its right under Paragraph 9.5 of the Existing Lease or the Interim Direct Lease, as the case may be, to terminate the Existing Lease or the Interim Direct Lease, as the case may be, then Lessor shall deliver written notice thereof to Lessee (an “Other Lease 9.5 Notice”), and notwithstanding anything to the contrary in Paragraph 3.3.1, above, on the condition that, at such time, the Paragraph 3.3.2 Conditions (defined below) shall be satisfied, Lessee may preserve this Lease by providing to Lessor, on or before the date that is ten (10) days after Lessee’s receipt of the Other Lease 9.5 Notice, any shortage in insurance proceeds (or adequate written assurance of delivery thereof) needed to complete the repair and restoration of the improvements on the Premises. If the Paragraph 3.3.2 Conditions are satisfied and Lessee delivers to Lessor funds (or adequate written assurance of delivery thereof to cover any shortage in insurance proceeds needed to complete the repair and restoration of the improvements on the Premises, Lessor shall repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect, and (i) if the Other Lease 9.5 Notice was delivered with respect to the Existing Lease, Lessor and Lessee shall enter into an Interim Direct Lease in accordance with Paragraph 54, below or (ii) if the Other Lease 9.5 Notice was delivered with respect to an Interim Direct Lease, such Interim Direct Lease shall continue in full force and effect. If the Paragraph 3.3.2 Conditions are not satisfied, or if Lessee fails to provide such funds or written assurance during such ten (10) day period, then this Lease (and the Existing Lease or the Interim Direct Lease, as the case may be) shall terminate on the date specified in the Other Lease 9.5 Notice. Nothing in this Paragraph 3.3.2 shall in any manner limit or affect (or be deemed to in any manner limit or affect) any of the rights of Lessee (as the lessee under the Existing Lease or the Interim Direct Lease, as the case may be) to exercise any of its rights under Paragraph 9 of the Existing Lease or the Interim Direct Lease, as the case may be, to terminate the Existing Lease or the Interim Direct Lease, as the case may be, other than such rights as are specifically set forth in Paragraph 9.5 of the Existing Lease or the Interim Direct Lease, as the case may be. The “Paragraph 3.3.2 Conditions” shall be satisfied only if, at the applicable time, (A) this Lease is in full force and effect (B) Lessee shall have delivered to Lessor a Letter of Credit (or Letters of Credit) in the Full LC Amount (or, if applicable, the amount required under Paragraph 5.7, below) (or Lessee shall, within ten (10) days following Lessee’s receipt of Lessor’s notice that Lessor is exercising its right under Paragraph 9.5 of the Existing Lease or the Interim Direct Lease, as the case may be, deliver to Lessor a Letter of Credit (or Letters of Credit) in the Full LC Amount (or, if applicable, the amount required under Paragraph 5.7, below)), and (C) no material default by Lessee under the Sublease or Interim Direct Lease, as applicable, shall exist beyond any applicable notice and cure periods.

4. RENT.

4.1 Rent. Base Rent, all forms of Additional Rent (defined below) payable by Lessee under this Lease and all other amounts, fees, payments or charges payable hereunder by Lessee shall each constitute rent payable hereunder (and shall sometimes collectively be referred to herein as “Rent”). For purposes of this Lease, the term “Additional Rent” shall mean all amounts (other than Base Rent) payable by Lessee to Lessor pursuant to this Lease, whether or not denominated as such

4.2 Payment of Rent.

4.2.1 Base Rent. Lessee agrees to pay during the Term of this Lease as Base Rent (“Base Rent”) for the Premises, the sums shown for the periods shown in Paragraph 1.4, above. Except as expressly provided to the contrary herein, Base Rent shall be payable in equal consecutive monthly installments, in advance, without abatement, deduction or offset, commencing on the Commencement Date, and thereafter, on the first (1st) day of each calendar month during the Term. If the Commencement Date is a day other than the fast (1st) day of a calendar month, then the Base Rent for such partial lease month (the “Partial Lease Month Rent”) shall be calculated on a per diem basis determined by dividing the initial monthly Base Rent shown in Paragraph 1.4, above by the actual number of days in the subject calendar month, and then multiplying such amount by the number of days remaining in such month from and including the Commencement Date (and all other payments or adjustments required to be made under the provisions of this Lease that require proration on the basis of time shall be prorated in the same manner).

4.2.2 The parties agree that, except as otherwise provided herein, this Lease shall be interpreted and construed as a triple net lease and all Base Rent and Additional Rent shall be paid by Lessee to Lessor without (except as may be expressly provided to the contrary herein) abatement, deduction, diminution, deferment, suspension, reduction or setoff, and the obligations of Lessee shall not be affected by reason of damage or destruction of the Premises (except as provided for in Paragraph 9); nor shall the obligations of Lessee be affected by reason of any condemnation, eminent domain or like proceedings (except as provided in Paragraph 14); nor, except as may be expressly provided otherwise herein, shall the obligations of Lessee be affected by reason of any other cause. All Rent shall be payable to Lessor when due without any prior notice or demand therefor (except, to the extent expressly provided otherwise herein with respect to certain forms of Additional Rent), in lawful money of the United States at the address of Lessor described in Paragraph 1.9.2, above, or to such other person or to such other place as Lessor may from time to time designate in writing to Lessee. No payment by Lessee or receipt by Lessor of a lesser amount than the correct Rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement or any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Lessor may accept any such check or payment without prejudice to Lessor’s rights to recover the balance remaining due and payable or to pursue any other remedy available under this Lease or provided at law or in equity.

4.3 Operating Expenses.

4.3.1 To the extent that Lessee does not directly contract for the provision of, and pay for, any services relating to the operation, maintenance and repair of the Premises (if such operation, maintenance or repair is required to be undertaken by Lessee under this Lease), Lessee shall reimburse Lessor for the cost thereof in accordance with this Lease. If Lessor incurs any costs and expenses in connection with the ownership, operation, management, maintenance, repair, insurance, restoration or replacement of the Premises allocable to the Term (collectively, “Lessor’s Operating Expenses”), then in addition to paying Base Rent (and in addition to amounts payable under Paragraph 10.2, below), Lessee shall reimburse Lessor (as Additional Rent) for such Lessor’s Operating Expenses in accordance with this Paragraph 4.3; provided, however, if Lessor makes any capital improvements or alterations to the Premises pursuant to its obligations hereunder, the cost thereof shall be amortized (with interest at an annual rate of interest (the “Interest Rate”) equal to the Prime Rate (defined in Paragraph 13.5, below) this two percent (2%)) over the useful life of such improvements as reasonably determined by Lessor, and Lessor’s Operating Expenses with respect to any calendar year during the Term shall only include such amortized costs (“Permitted Capital Costs”) falling within such calendar year. To the extent Lessor’s Operating Costs are not estimated by Lessor and paid in the manner set forth in Paragraph 4.3.3 below, Lessee shall reimburse Lessor for such Lessor’s Operating Expenses within thirty (30) days of Lessee’s receipt of written, notice thereof together with reasonably detailed supporting documentation of such Lessor’s Operating Expenses. In addition, Lessee shall pay to Lessor, on the fast (1st) day of each month of the Term, a property management fee equal to two percent (2%) of then monthly Base Rent and Additional Rent payable hereunder.

4.3.2 Notwithstanding anything to the contrary herein, Lessor’s Operating Expenses shall not include: (a) the cost of any improvements or alterations which would be properly classified as capital expenditures according to generally accepted property management practices, except to the extent expressly permitted to be included in Lessor’s Operating Expenses pursuant to Paragraph 4.3.1, above (or Paragraph 9.2, below); (b) depreciation (except that this clause (b) shall not prevent Lessor from including Permitted Capital Costs in Lessor’s Operating Expenses); (c) debt service, or other financing or refinancing costs, including, without limitation, mortgage debt, interest, principal, points, late charges, prepayment fees and closing costs, and costs arising in connection with disputes or negotiations relating to any such financing or refinancing, or any material defaults thereunder (provided, however, that to the extent expressly permitted by Paragraph 4.3.1, payments of interest and principal may be included in Lessor’s Operating Expenses); (d) attorneys’ fees and expenses incurred in connection with negotiation of this Lease and/or lease negotiations with prospective tenants of the Premises (or any portion thereof); (e) real estate broker’s or other leasing commissions in connection with this Lease (or any other lease of space at the Project); (f) repairs and other work occasioned by fire, windstorm or other casualty, to the extent Lessor is actually reimbursed by insurance proceeds (and Lessor shall use commercially reasonable efforts to obtain the foregoing insurance proceeds); (g) insurance proceeds, condemnation proceeds or warranty proceeds actually received by Lessor, but only to the extent that such proceeds are reimbursement for expenses which were previously included in Lessor’s Operating Expenses (and Lessor shall use commercially reasonable efforts to obtain the foregoing proceeds); (h) any cost or expense related to removal, cleaning, abatement or remediation of Hazardous Substances (as defined below) that become present in or about the Project as a result of any act of Lessor; (i) any wages or salaries of any employee who does not devote substantially all of his or her employed time to the management, operation or maintenance of the Project unless such wages or salaries are equitably prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; (j) payments of ground rent pursuant to any ground lease covering the Project; (k) except as set forth in Paragraph 4.3.1, above, any payments paid to Lessor or to subsidiaries or affiliates of Lessor for goods or services, to the extent the same exceeds the cost of such good or services if rendered on a competitive basis by qualified, first-class unaffiliated third parties; and (l) any cost or expense incurred by Lessor as a result of any breach by Lessor of any of its express obligations under this Lease.

4.3.3 Payment of Lessor’s Operating Expenses.

(a) Amounts payable by Lessee to Lessor under this Paragraph 4.3 for Lessor’s Operating Expenses shall be payable as Additional Rent in estimated monthly installments as provided in this Paragraph 4.3.3. During each calendar year, Lessor may elect to give Lessee notice (an “Estimated Statement”) of Lessor’s reasonable estimate of the amount of Lessor’s Operating Expenses payable by Lessee under this Paragraph 4.3 for such calendar year provided, however, that (i) Lessor shall employ commercially reasonable efforts to deliver to Lessee an Estimated Statement with respect to the calendar year in which the Term commences (which may be a copy of the Estimated Statement (or its equivalent) delivered to the Existing Lessee with respect to such calendar year) within a reasonable time after the Commencement Date and (ii) in the event that there has been a material decrease in Lessor’s Operating Expenses (from the estimated Lessor’s Operating Expenses for the preceding calendar year), Lessor shall employ commercially reasonable efforts to deliver to Lessee an Estimated Statement within a reasonable time after the beginning of the applicable calendar year). On or before the first (1st) day of each calendar month during each calendar year (together with Lessee’s payment of Base Rent for such calendar month), Lessee shall pay to Lessor an amount equal to one-twelfth (1/12) of Lessor’s estimate of Lessor’s Operating Expenses set forth in the Estimated Statement for the applicable calendar year; provided, however, that by written notice to Lessee, not more frequently than three (3) times in any calendar year, Lessor may revise its estimate of Lessor’s Operating Expenses for any calendar year, in which case, from and after the date that is ten (10) business days after delivery of any such revised Estimate Statement for such calendar year, all payments by Lessee under this Paragraph 4.3.3 for such calendar year shall be based upon such revised estimate. In the event that Lessor shall fail to deliver an Estimated Statement to Lessee on or before the fast (1st) day of any calendar year, Lessee shall, pending receipt of the Estimated Statement for such calendar year, continue to pay monthly installments of estimated Lessor’s Operating Expenses in accordance with the estimate thereof included in the last Estimated Statement that Lessor shall have delivered to Lessee.

(b) When the actual amount of the Lessor’s Operating Expenses for any calendar year is known, Lessor shall deliver to Lessee a reasonably detailed report setting forth the amount of the Lessor’s Operating Expenses for such calendar year and a statement of the amount of the Lessor’s Operating Expenses that Lessee has paid and is payable for such year (collectively, the “Annual Statement”), and if the aggregate amount of the estimated payments made by Lessee with respect to such calendar year, (a) is less than the actual amount of the Lessor’s Operating Expenses for such calendar year, Lessee shall pay to Lessor, within thirty (30) days of receipt of such Annual statement, such additional sums as are necessary to fully reimburse Lessor for Lessor’s Operating Expenses for such calendar year or (b) is greater than the actual amount of the Lessor’s Operating Expenses for such calendar year, Lessor shall credit the excess amount paid by Lessee against Lessee’s obligations to pay Rent next coming due (or if the Term of this Lease shall have expired, Lessor shall pay such amount to Lessee within thirty (30) days after Lessor delivers the applicable Annual Statement). Lessor shall endeavor to provide to Lessee the Annual Statement for each applicable calendar year on or before April 30 of the calendar year immediately following the applicable calendar year. If Lessor fails to timely provide the Annual Statement on or before April 30 of the calendar year immediately following the applicable calendar year and such failure shall continue for a period in excess of six (6) calendar months following Lessor’s receipt of written notice thereof, Lessee may elect to seek specific performance.

(c) All monies paid to Lessor under this Paragraph 4.3 may be intermingled with other monies of Lessor and shall not bear interest.

4.3.4 Review of Lessor’s Annual Statement. Provided that Lessee is not then in material default with respect to its obligations under this Lease and provided further that Lessee strictly complies with the requirements of this Paragraph 4.3.4, Lessee shall have the right to reasonably review Lessor’s supporting books and records for any portion of the Lessor Operating Expenses (collectively, “Expense Records”) for a particular calendar year covered by an Annual Statement, in accordance with the following procedure:

(a) If Lessee shall desire to review any portion of the Expense Records with respect to any calendar year covered by an Annual Statement, Lessee shall, (i) within sixty (60) after any such Annual Statement is delivered to Lessee, deliver to Lessor a written notice (a “Dispute Notice”) specifying the items described in the Annual Statement that are claimed to be incorrect and (ii) commence its review of the Expense Records for the applicable calendar year within one hundred twenty (120) days after such Annual Statement is delivered to Lessee to Lessor. As a condition of its right to deliver a Dispute Notice for a particular Annual Statement, Lessee shall simultaneously pay to (or have previously paid to) Lessor all amounts remaining due from Lessee to Lessor as specified in the Annual Statement. Except as expressly set forth in Paragraph 4.3.4(b), in no event shall Lessee be entitled to withhold, deduct, or offset any monetary obligation of Lessee to Lessor midst this Lease (including without limitation, Lessee’s obligation to make all payments of Base Rent and all payments of Additional Rent pending the completion of and regardless of the results of any review of Expense Records under this Paragraph 4.3.4). The right of Lessee under this Paragraph 4.3.4 to review the Expense Records covered by, and dispute particular amounts billed under, an Annual Statement may only be exercised once for each calendar year covered by any Annual Statement, and if Lessee fails to deliver a Dispute Notice within the sixty (60) day period described above (or to commence its review of the applicable Expense Records within the one hundred twenty (120) day period described above) or fails to meet any of the other above conditions of exercise of such rights set forth in this Paragraph 4.3.4, each and all of Lessee’s rights (under this Paragraph 4.3.4 or otherwise) to review the Expense Records for the calendar year covered by such Annual Statement, to dispute any amount billed to Lessee pursuant to (or otherwise described in) such Annual Statement, or to otherwise make any claim with respect to the calculation of Lessor’s Operating Expenses for the applicable calendar year shall automatically be deemed waived by Lessee.

(b) Lessee acknowledges that Lessor maintains its Expense Records for the Project at Lessor’s manager’s corporate offices and Lessee agrees that (subject to the last sentence of Paragraph 4.3.4(c), below), any review of Expense Records under this Paragraph 4.3.4 shall be at the sole expense of Lessee and shall be conducted by independent certified public accountants of national or regional standing selected by Lessee (“Lessee’s Accountant”), who shall not be compensated on a contingency fee or any similar basis relating to the results of such review. Lessee acknowledges and agrees that any Expense Records of Lessor reviewed under this Paragraph 4.3.4 (and the information contained therein) constitute confidential information of Lessor, which shall be subject to the terms and conditions of Paragraph 4.8, below (and as a condition of commencement of any review of Lessor’s Expense Records, Lessor may require Lessee’s Accountant to execute and deliver to Lessor, Lessor’s commercially reasonable confidentiality agreement).

(c) If Lessor disagrees with any contention by Lessee that an error exists with respect to any Annual Statement (and the Lessor’s Operating Expenses described therein) in dispute, Lessor shall have the right to cause another review of that portion of the Annual Statement (and the Lessor’s Operating Expenses stated therein) to be made by a firm of independent certified public accountants of regional or national standing selected by Lessor (the “Reviewing Accountant”). In the event of a disagreement between the two accounting firms, the review of the Reviewing Accountant shall be deemed to be correct and shall be conclusively binding on both Lessor and Lessee. If it shall be finally determined by the Lessee’s Accountant or the Reviewing Accountant, as applicable, that the aggregate amount of the estimated payments of Lessor’s Operating Expenses made by Lessee with respect to any calendar year, (i) is less than the actual amount of the Lessor’s Operating Expenses for such calendar year, Lessee shall pay to Lessor, within thirty (30) days of written demand, the amount of such or (ii) is greater than the actual amount of the Lessor’s Operating Expenses for such calendar year Lessor shall credit the excess amount paid by Lessee against Lessee’s obligations to pay Rent next coming due (or if the Term of this Lease shall have expired, Lessor shall pay such amount to Lessee within thirty (30) days after Lessor is notified of such final determination. In addition, if it shall be finally determined by the Lessee’s Accountant or the Reviewing Accountant, as applicable, that any Annual Statement overstates by more than five percent (5%) the Lessor’s Operating Expenses for the period covered by such Annual Statement, then Lessor shall also reimburse Lessee for the reasonable costs and fees of Lessee’s Accountant and shall be liable for the Reviewing Accountant’s actual fees and expenses, and in all other cases, Lessee shall be liable for the Reviewing Accountant’s actual fees and expenses (in addition to the fees and expenses of the Lessee’s Accountant).

4.3.5 The obligations of Lessor and Lessee under this Paragraph 4.3 shall survive the expiration or earlier termination of the Term of this Lease.

5. LETTER OF CREDIT

5.1 Definitions.

5.1.1 “Letter of Credit” means an unconditional, clean, irrevocable letter of credit that (a) is issued by a regional or other money-center bank (a bank which accepts deposits, maintains accounts, has a local San Francisco office which will negotiate the letter of credit (or that will negotiate a letter of credit via facsimile transmission, with no need to appear at any bank branch located outside of San Francisco), and whose deposits are insured by the FDIC) reasonably approved by Lessor, and (b) is in the form of Exhibit “B” attached hereto (or any other form that is reasonably acceptable to Lessor).

5.1.2 “Issuing Bank” means the bank that shall actually issue the Letter of Credit (and that meets all of the requirements set forth in clause (a) of the definition of “Letter of Credit”.

5.1.3 “Initial LC Date” means the date that is three (3) business days after the date on which Lessee delivers to Lessor an executed counterpart of this Lease.

5.1.4 “Initial LC Amount” is defined in Paragraph 1.5, above.

5.1.5 [***] is defined in Paragraph 1.5, above.

5.1.6 “Interim LC Amount” is defined in Paragraph 1.5, above.

5.1.7 [***] is defined in Paragraph 1.5, above.

5.1.8 “Full LC Amount” is defined in Paragraph 1.5, above.

5.1.9 “Letter of Credit Default” means any of the following, if not cured within ten (10) business days of Lessor’s delivery of notice of such event to Lessee, (a) failure of Lessee to deliver to Lessor (i) the Letter of Credit in the Initial LC Amount on or before the Initial LC Date, (ii) the Letter of Credit (or the aggregate of all Letters of Credit) in the Interim LC Amount on or before the [***] or (iii) the Letter of Credit (or the aggregate of all Letters of Credit) in the Full LC Amount on or before the [***]; (b) failure of Lessee to renew the Letter of Credit at least twenty (20) business days prior to its expiration; (c) an Issuing Bank Failure (defined below); and (d) any failure of Lessee to provide a substitute or additional Letter of Credit when and if required under Paragraph 5.3, 5.5 or 5.7, below.

5.2 On or before the Initial LC Date, Lessee shall deliver to Lessor a Letter of Credit in an amount equal to the Initial LC Amount, and thereafter, (a) on or before the [***], Lessee shall deliver to Lessor a substitute Letter of Credit in an amount equal to the Interim LC Amount (or an additional Letter of Credit in an amount of sufficient to cause the aggregate amount of all Letters of Credit held by Lessor under this Paragraph 5 of this Lease to equal the Interim LC Amount) and (b) on or before the [***], Lessee shall deliver to Lessor a substitute Letter of Credit in an amount equal to the Full LC Amount (or an additional Letter of Credit in an amount of sufficient to cause the aggregate amount of all Letters of Credit held by Lessor under this Paragraph 5 of this Lease to equal the Full LC Amount). Lessee shall pay all expenses, points and/or fees incurred in obtaining, modifying, renewing or reissuing the Letter of Credit pursuant to the provisions of this Paragraph 5. Subject to Paragraph 5.7, below, the Letter of Credit shall be maintained (i) during the period from and after the Initial LC Date through the day immediately preceding the [***], in an amount not less than the Initial LC Amount, (ii) during the period from and after the [***] through the day immediately preceding the [***], in an amount not less than the Interim LC Amount, and (iii) at all times during the Term after the [***] (and continuing through the date that is sixty (60) days following the expiration or earlier termination of the Term), subject to Paragraph 5.3, below, in an amount not less than the Full LC Amount.

5.3 Subject to the provisions of this Paragraph 5.3, on each of the first (1st), second (2nd), third (3rd), and fourth (4th) anniversaries of the Commencement Date (each such date, an “LC Adjustment Date”), on the condition that no Default (defined below) or Breach (defined below) shall exist as of such LC Adjustment Date, Lessee shall have the right to have the Letter of Credit reissued with the Full LC Amount reduced in accordance with the provisions of this Paragraph 5.3, upon the applicable LC Adjustment Date; provided, however, that if Lessee shall cause the Letter of Credit to be issued such that the same shall automatically reduce on the basis set forth below (without regard to whether

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

any Default or Breach shall exist as of any LC Adjustment Date, on the assumption that no Default or Breach shall exist on each such date), then if any Default or Breach shall exist as of any particular LC Adjustment Date, Lessee shall be responsible (without the need for notice or action of any kind on the part of Lessor) to provide a substitute Letter of Credit on such LC Adjustment Date which reflects no reduction in the Full LC Amount on such LC Adjustment Date (or an additional Letter of Credit in the amount of such reduction). In the event that a Default shall exist on any LC Adjustment Date, Lessee shall have no right to have the Full LC Amount Reduced on such LC Adjustment Date; provided, however, that if such Default is thereafter cured within the applicable notice and cure period (such that such Default shall not become a Breach), then upon such cure, Lessee shall have the right to have the Full LC Amount reduced in accordance with the terms and conditions of this Paragraph 5.3 (including the reduction of the Full LC Amount applicable to the LC Reduction Date on which such Default Existed). In the event that (a) a Breach shall exist as of any LC Adjustment Date or (b) a Default shall exist of any LC Adjustment Date and such Default shall not be cured by Lessee within the applicable notice and cure period (such that such Default shall become a Breach), Lessee shall have no right to have the Full LC Amount Reduced on such LC Adjustment Date or on any subsequent LC Adjustment Date. In addition, if the Full LC Amount shall be reduced in accordance with Paragraph 5.7 below, then from and after the date of such reduction of the Full LC Amount (pursuant to Paragraph 5.7, below), and for so long as Lessee shall continue to have the right under Paragraph 5.7 to have the Full LC Amount reduced in accordance with Paragraph 5.7, this Paragraph 5.3 shall have no further force of effect. Subject to the provisions of this Paragraph 5.3, Lessee shall have the right to have the Full LC Amount reduced on each LC Adjustment Date by an amount of [***] such that:

5.3.1 effective as of the first (1st) anniversary of the Commencement Date (i.e., September 30, 2012), the Full LC Amount shall be equal to [***];

5.3.2 effective as of the second (2nd) anniversary of the Commencement Date (i.e., September 30, 2013), the Full LC Amount shall be equal to [***];

5.3.3 effective as of the third (3rd) anniversary of the Commencement Date (i.e., September 30, 2014), the Full LC Amount shall be equal to [***]; and

5.3.4 effective as of the fourth (4th) anniversary of the Commencement Date (i.e., September 30, 2015), the Full LC Amount shall be equal to [***].

5.4 The Letter of Credit shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants and conditions of this Lease to be kept and performed by Lessee, and the parties hereto acknowledge and agree that the Letter of credit does not constitute and shall not, in any event, be deemed to constitute a security deposit. The Letter of Credit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Lessee. The use, application or retention of the Letter of Credit, or any portion thereof, by Lessor shall not affect or prejudice any other right or remedy of Lessor provided by this Lease at law or in equity, it being intended that Lessor shall not be required to proceed against (or exhaust) the Letter of Credit as a condition of the exercise of any other remedy, and shall not operate as a limitation on any recovery to which Lessor may otherwise be entitled. Any penalty or charge assessed by the Issuing Bank for any draw under the Letter of Credit or any other matter relating to the Letter of Credit shall be borne by Lessee. Lessee authorizes Lessor to take any actions reasonably necessary to perfect Lessor’s security interest in the Letter of Credit including, without limitation, to duly execute on behalf of Lessee (and for the benefit of Lessor or any of Lessor’s assigns) a customary and commercially reasonable financing statement describing only the Letter of Credit as collateral (the “Financing Statement”) and to file or cause to be filed the Financing Statement with all appropriate authorities so as to perfect Lessor’s security interest in the Letter of Credit. Lessee agrees to (and Lessee shall) execute any Financing Statements and/or any further reasonable documents and take any further actions (at no cost to Lessee) reasonably requested by Lessor in good faith to evidence, perfect or maintain Lessor’s first priority security interest in the Letter of Credit.

5.5 If (a) the Term of this Lease does not commence as a result of a Breach of this Lease by Lessee or Lessor’s exercise of its right under Paragraph 3.2.2, above, to cause this Lease to be null and void, (b) Lessee commits a Breach with respect to any provisions of this Lease, including but not limited to, the provisions relating to the payment of Rent, (c) Lessee fails to renew the Letter of Credit at least twenty (20) days before its expiration, or (d) the Issuing Bank repudiates the Letter of Credit or otherwise fails to comply with any of the requirements of this Paragraph 5 (an “Issuing

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Bank Failure”) Lessor may, but shall not be required to, draw upon all or any portion of the Letter of Credit to the extent necessary, (i) to cover the payment of any Rent or any other sum in default beyond any applicable notice and cure period, (ii) to cover the payment of any other amount which Lessor may spend or become obligated to spend by reason of Lessee’s Breach (including, without limitation, commissions payable to brokers), (iii) to compensate Lessor for any loss or damage which Lessor may suffer by reason of Lessee’s Breach, (iv) in the case where Lessee fails to renew the Letter of Credit at least twenty (20) days prior to its expiration or there is an Issuing Bank Failure, for the entire Full LC Amount; and/or (v) where the Term of this Lease does not commence as a result of a Breach of this Lease by Lessee or the failure of any condition precedent described in Paragraph 3.2, above, to cover the payment of any commissions previously paid or payable to the Broker in connection with this Lease. If any portion of the Letter of Credit is drawn upon by Lessor hereunder, Lessee shall, within ten (10) days after written demand therefor, either (A) reinstate the Letter of Credit to the amount then required under this Lease, or (B) provide Lessor with a substitute (or additional) Letter of Credit, in form and substance which is consistent with the provisions of this Paragraph 5, in the amount then required under this Lease (or in amount sufficient to cause the aggregate amount of all Letters of Credit held by Lessor under this Paragraph 5 to be an amount not less than the amount then required under this Lease). Any amount of the Letter of Credit which is properly drawn upon by Lessor, but is not used or applied by Lessor, shall be held by Lessor as security for the faithful performance by Lessee of all of the terms, covenants and conditions of this Lease to be kept and performed by Lessee pending reinstatement of the Letter of Credit to its full amount or delivery a substitute (or additional) Letter of Credit in a form consistent with the provisions of this Paragraph 5 (and following any such reinstatement of the Letter of Credit or delivery of a substitute Letter of Credit, Lessor shall return such cash to Lessee and/or exchange the current Letter of Credit therefor). Lessee shall be responsible to maintain the Letter of Credit as issued by a financially responsible Issuing Bank at all times. In the event that, for any reason, the Letter of Credit shall be or become invalid or shall not conform to the requirements of this Paragraph 5, or in the event the Issuing Bank shall be rendered insolvent (a “Reissuance Event”), Lessee shall, within ten (10) business days of Lessor’s written demand to do so, cause a Letter of Credit conforming to the requirements of this Paragraph 5 to be issued to Lessor by an Issuing Bank then conforming with the requirements of this Paragraph 5. Lessee hereby waives the provisions of California Civil Code Paragraph 1950.7 and all other provisions of Law now or hereafter in force, which might be construed so as to (x) restrict the amount or types of claims that a landlord may make upon or (y) impose upon a landlord (or its successors) any obligation with respect to the handling or return of a letter of credit that is held by a landlord as security for the faithful performance by a tenant of all of the terms, covenants and conditions to be kept and performed by a tenant under a lease.

5.6 Lessee acknowledges that Lessor has the right to transfer or mortgage its interest in the Project and/or the Premises in this Lease, and Lessee agrees that in the event of any such transfer or mortgage, Lessor shall have the right to freely transfer or assign the Letter of Credit to its transferee (either an owner or mortgagee of the Building) on one or more occasions, and in the event of such transfer, at Lessor’s request, Lessee shall, at Lessee’s expense, take all such action to have the Letter of Credit reissued in the name of Lessor’s transferee and/or Lessor’s mortgagee, and in the case of such transfer, shall look solely to such transferee or mortgagee for the return of the Letter of Credit. From time to time as and if the Lender under any Security Device relating to the Project changes, or as other circumstances reasonably warrant, at Lessor’s request, Lessee shall cause the Issuing Bank to reissue the Letter of Credit and/or permit transfer or assignment, on one or more occasion, of the Letter of Credit as requested by Lessor and/or the Lender under any Security Device relating to the Project. In the event any lender or any Lender under any Security Device shall desire to be named as a co-beneficiary (with Lessor) of the Letter of Credit, Lessee shall reasonably cooperate with Lessor’s efforts to achieve such result.

5.7 Notwithstanding anything to the contrary contained in this Paragraph 5, at any time that Lessee shall (a) be a publicly traded entity on the “over-the-counter” market or any recognized national or international securities exchange and (b) Lessee shall attain and maintain for six (6) consecutive calendar months, a market capitalization in excess of the Market Cap Target (defined below), Lessee shall have the right to have the Letter of Credit reissued with the then existing Full LC Amount reduced to [***], provided that no Default shall exist at the time Lessee exercises such right, and in the event Lessee reduces the Full LC Amount pursuant to the preceding sentence, Lessee shall not thereafter be required to increase the amount of the Letter of Credit in excess of [***]; provided, however, that if, at any time thereafter, (i) Lessee shall cease to be a publicly traded entity on the “over-the-counter” market or any recognized national or international securities exchange or (ii) Lessee’s market capitalization shall fall below the Market Cap Target, Lessee shall be required to immediately increase the amount of the Letter of Credit (by providing a replacement Letter of

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

Credit or additional Letters of Credit) to the Full LC Amount that, but for this Paragraph 5.7, Lessee would, at such time, be required to provide under this Paragraph 5. The “Market Cap Target” means (A) during the approximately five (5) calendar year period commencing on the Effective Date and ending on January 31, 2012, [***], (B) during the five (5) calendar year period commencing on February 1, 2012, [***], (C) during the five (5) calendar year period commencing on February 1, 2017 (if the first Option Term shall have commenced), [***]; (D) during the Five (5) calendar year period commencing on February 1, 2022 (if the second Option Term shall have commenced), [***].

6. USE.

6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or causes damage to neighboring properties.

6.2 Hazardous Substances.

(a) The Parties acknowledge that (i) they have each received and reviewed [***], and (ii) they have each also received and reviewed [***](the reports in subsections (i) and (ii) above are collectively, the [***]). Notwithstanding anything to the contrary contained in this Lease, Lessor acknowledges and agrees that Lessee shall not be responsible for any Hazardous Substances specifically identified in the [***] as existing in, on or under the Project as of the date of the [***] (the “Known Hazardous Substances”), except to the extent that Lessee or any of Lessee’s employees, agents, consultants, contractors or invitees contributes to the existence of any Known Hazardous Substance in, on or under the Project.

(b) Reportable Uses Require Consent. The term “Hazardous Substance” as used in this Lease shall mean any (i) any material or substance: (A) which is defined or becomes defined as a “hazardous substance”, “hazardous waste,” “infectious waste,” “chemical mixture or substance,” or “air pollutant” under Environmental Laws (defined below); (B) containing petroleum, crude oil or any fraction thereof; (C) containing polychlorinated biphenyls (PCB’s); (D) which constitutes asbestos or asbestos-containing material; (E) which is radioactive; (F) which is infectious; or (ii) any other material or substance which is or may be hazardous to human health, safety or to the environment due to its radioactivity, ignitability, corrosiveness, reactivity, explosiveness, toxicity, carcinogenicity, infectiousness or other harmful or potentially harmful properties or effects. The term “Environmental Laws” as used in this Lease means and includes all now and hereafter existing statutes, laws, ordinances, codes, regulations, rules, rulings, orders, decrees, directives, policies and requirements by any federal, state or local governmental authority regulating, relating to, or imposing liability or standards of conduct concerning public health and safety or the environment; including, without limitation, any of the foregoing regarding the disclosure of the presence or danger of Hazardous Substances, including, without limitation, California Health and Safety Code Section 25915 et seq., and 25249.5 et seq. and California Code of Regulations Section 12000 et seq., and 25249.5 et seq. and California Code of Regulations Section 12000 et seq. or any successor laws. Except for the Hazardous Substances and activities described in the completed Environmental Questionnaire (defined below) (which Lessor hereby approves), Lessee shall not engage in any activity in, on, under or about the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor, which consent may be given or withheld in Lessor’s sole but good faith discretion (provided, however, that Lessor shall not unreasonably withhold its consent to any Reportable Use of any Hazardous Substances that are customarily used in (in customary amounts) the manufacture of solar panels), and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above ground storage rank, (ii) the generation, possession, storage, use, transportation, release, disturbance or disposal (collectively, “Handling”) of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence in, on, under or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Full LC Amount or requiring the deposit of some other form of additional security.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

(c) Duty to Inform Lessor. If Lessee knows or has reasonable cause to believe that a Hazardous Substance has come to be located in, on, under or about the Premises, Lessee shall promptly give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(d) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) except to the extent allowed by permit with a regulatory agency. Lessee shall promptly, at Lessee’s sole cost and expense take all investigatory and/or remedial action that is required by Environmental Laws and other Applicable Requirements for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties in connection with (or as a result of) any Handling of any Hazardous Substance by Lessee or any Lessee Party. If it is determined that there exists in, on, under or about the Project (or any portion thereof) any Hazardous Substance (other than any Known Hazardous Substances or any Hazardous Substances that become present in, on, under or about the Project (or any portion thereof) as a result of any act of Lessor or any of its agents, employees or contractors or as a result of any act of any third party that is not a Lessee Party), then Lessee shall take all actions that (i) are required by Environmental Laws and other Applicable Requirements as a result of the presence of such Hazardous Substances in, on, under or about the Project (or any portion thereof) and (ii) that are necessary to restore the Project to a condition will allow Lessor to make full economic use of the Project (for purposes that are permitted under Applicable Requirements (including, without limitation, zoning restrictions) in effect as of the Effective Date).

(e) Lessee Indemnification. Subject to Paragraph 6.2(a) above, Lessee shall indemnify, defend and hold Lessor, its agents, employees and lenders, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance that becomes present in, on, under or about the Project as a result of any act or omission of Lessee or any Lessee Party or any breach by Lessee of its obligations under this Paragraph 6.2. Lessee’s obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless Lessor specifically agrees thereto in writing at the time of such agreement and such agreement specifically identifies this Paragraph 6.2 of the Lease. Notwithstanding anything to the contrary in this Lease, Lessee shall have no indemnification obligations under this Paragraph 6.2(e) with respect to any Hazardous Substances located in, on, under or about the Project that did not become present in, on, under or about the Project as a result of any act or omission of Lessee or any Lessee Party.

(f) Investigations and Remediation. Lessee shall have responsibility for and shall pay for any investigation or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances in, on, under or about the Project (other than any Known Hazardous Substances or any Hazardous Substances that become present in, on, under or about the Project (or any portion thereof) as a result of any act of Lessor or any of its agents, employees or contractors or as a result of any act of any third party that is not a Lessee Party). In addition, at the request of Lessor, Lessee shall (subject to the terms of Paragraph 6.4 below) allow Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out any investigative and remedial actions which Lessor may elect to do. Lessee shall have the right to cause an employee of Lessee to accompany Lessor and any other such parties during any such entry into the Premises, and in connection with any such entry by Lessor and/or any other such parties into the Premises, Lessor and/or such other parties shall use commercially reasonable efforts to minimize (to the extent practical) interference with Lessee’s use or occupancy of the Premises.

(g) Reporting. Lessee has fully and accurately completed Environmental Exposure Questionnaire (“Environmental Questionnaire”), a copy of which (as completed by Lessee) is attached hereto as Exhibit “C”, and is incorporated herein by this reference. On January 1 of each calendar year from and after the Effective Date, Lessee shall deliver to Lessor, for Lessor’s review and approval (to the extent required under this Lease), an updated Environmental Questionnaire fully and accurately completed by Lessee (and by any Transferee of Lessee occupying or using any portion of the Premises). Lessee shall submit to Lessor, within five (5) business days following its receipt of the same (or if prepared by Lessee or any Transferee (defined below) of Lessee, within five (5) business days following its preparation of the same), a full and complete copy of (a) any written communication, approval, permit, demand, complaint, pleading, threat, notice or inquiry received or communicated by Lessee or any Transferee of Lessee that is received from or delivered to any governmental agency, any adjacent landowner, or any other third party relating in any way to any Handling of Hazardous Substances or any actual or alleged violation of any Applicable Requirements by Lessee or any other Lessee Party (defined below) in, on, under, about or adjacent to the Premises or (b) any environmental or Hazardous Substances assessment, audit or report prepared by or for Lessee or any other Lessee Party relating in any manner to the Premises. Lessee will promptly notify Lessor prior to reporting to any governmental or quasi-governmental authority any matters relating to the presence of Hazardous Substances in, on, under or about the Premises and Lessor shall have the right to review such reports prior to their submission to any applicable authority; provided, however, that Lessee shall have no obligation to notify Lessor of and Lessor shall have no right to review any reports that are prepared by Lessee and submitted to governmental and/or quasi governmental authorities in connection with the day to day, normal business operations (for the Agreed Use) of Lessee at the Premises.

6.3 Lessee’s Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements relating to Lessee’s use or occupancy of the Premises and/or to any Alterations (defined below), Utility Installations (defined below), Trade Fixtures (defined below) or other improvements to the Premises, the requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Lessor’s engineers and/or consultants which relate to life safety matters or Hazardous Substances concerning the Premises relating to Lessee’s use or occupancy of the Premises (and/or to any Alterations, Utility Installations, Trade Fixtures or other improvements to the Premises, without regard to whether said requirements are now in effect or become effective after the Commencement Date. Lessee shall, within ten (10) days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall promptly upon receipt by Lessee, notify Lessor in writing (and promptly provide to Lessor copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

6.4 Inspection; Compliance. Lessor and any “Lender” (as defined in Paragraph 30 below) of Lessor and their consultants shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable prior notice (but not less than twenty four (24) hours advance notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. Lessee shall have the right to cause an employee of Lessee to accompany Lessor and any other such parties during any such entry into the Premises, and in connection with any such entry by Lessor and/or any other such parties into the Premises, Lessor and/or such other parties shall use commercially reasonable efforts to minimize (to the extent practical) interference with Lessee’s use or occupancy of the Premises.

7. MAINTENANCE: REPAIRS; UTILITY INSTALLATIONS; TRADE FIXTURES AND ALTERATIONS.

7.1 Lessee’s Obligations.

(a) In General. Subject to the provisions of Paragraphs 7.2 (Lessor’s Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee’s sole expense, during the Term, keep the Premises, the Lessor’s Property (defined in Paragraph 7.4(a), below) and Utility Installations and Alterations (as such terms are defined in Paragraph 7.3, below) in good order, condition and repair (whether or not the portion of the Premises, Lessor’s Property, Utility Installations or Alterations requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, interior walls, ceilings, roofs (other than structural elements), roof membranes, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises, Lessor’s Property, Utility Installations and Alterations in good order, condition and repair, shall exercise and perform good maintenance practices, including, but not limited to, with respect to any deferred maintenance items regarding the Premises, Lessor’s Property, Utility Installations and Alterations that may be uncovered by the Parties during any inspection of the Premises. Subject to Lessor’s obligations under Paragraph 7.2 below, Lessee’s obligations hereunder shall include restorations, replacements or renewals when necessary to keep in good order, condition and state of repair the Premises and the Lessor’s Property, Utility Installations, Alterations and all other improvements thereon or a part thereof. To the extent that any warranties and guaranties relating to any of the items that Lessee is required to maintain under this Paragraph 7.1(a) (collectively, “Construction Guaranties”) may exist and remain in effect at any time during the Term, and to the extent that any such Construction Guaranties are assignable to Lessee, upon written request by Lessee in connection with Lessee’s performance of any of its obligations under this Paragraph 7.1(a), Lessor shall (at no cost to Lessor) endeavor to cause such Construction Guaranties to be assigned to Lessee, and following any such assignment, Lessor shall (at no cost to Lessor) reasonably cooperate with Lessee with respect to any effort by Lessee to enforce any such Construction Guaranties that may be assigned to Lessee. Lessee acknowledges and agrees that Lessor has not made any representation or warranty with respect to the existence or effectiveness of any such Construction Guaranties and/or, the assignability of any such Construction Guaranties that may exist, and Lessee shall indemnify, defend and hold Lessor, its agents, employees and lenders, if any, harmless from and against any and all Claims arising out from or in connection with any efforts of Lessee to enforce any such Construction Guaranties.

(b) Lessor’s Election. Notwithstanding the foregoing, if Lessee shall fail to meet any obligation set forth in this Paragraph 7.1, or if Lessor determines in its reasonable discretion that the Premises (or the Lessor’s Property, Utility Installations or Alterations) are not being maintained as required hereunder, Lessor shall notify Lessee in writing and Lessee shall have ten (10) business days to remedy the same (except in the case where such failure causes an emergency, in which case there shall be no notice and cure period). If Lessee fails to do so in such ten (10) business day period (or immediately in the case such failure causes an emergency), then Lessor may elect to undertake to perform the obligation of Lessee, in which event Lessee shall reimburse Lessor within ten (10) business days of receipt of notice that Lessor has paid for such work and all of Lessor’s costs. Notwithstanding the foregoing, if the repair to be performed by Lessee cannot reasonably be completed within ten (10) business days after Lessor’s notice to Lessee, Lessor shall not exercise its right under this Paragraph 7.1(b) to make such repair on Lessee’s behalf so long as Lessor commences such repair within ten (10) business days after notice from Lessor and is diligently pursuing the same to completion.

7.2 Lessor’s Obligations.

(a) Subject to the provisions of Paragraphs 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, other than (except for damage thereto caused by any act or omission of Lessee or any other Lessee Party), to keep the foundation, the structural elements of the roof and the structural support and external walls of the improvements on the Premises (the “Building Structure”) in good order, condition and repair. Nothing contained in the preceding sentence is intended to imply that Lessor is responsible for the roof (other than the structural elements of roof and replacements thereof and excluding the roof membrane). Except for the structural elements of the roof and replacements thereof, Lessee shall be responsible for all costs associated with the roof. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease (including, without limitation, Paragraphs 1941 and of the California Civil Code, and under all similar laws, statutes or ordinances now or hereafter in effect). Lessor hereby absolutely disclaims any responsibility for any defects in the Premises, or for the repair or maintenance of any condition at the Premises, and Lessee hereby agrees to be responsible for any defects in the Premises, and on-going maintenance and repair of any condition at the Project, subject to the provisions contained in this Paragraph 7. Lessor’s obligations under this Paragraph 7.2 shall include restorations, replacements or renewals when necessary to keep in good order, condition and state of repair the portions of the Premises and the improvements thereon required to be repaired and maintained by Lessor in accordance with this Paragraph 7.2.

(b) Notwithstanding the provisions of Paragraph 7.2(a), above, in the event that Lessee provides notice to Lessor of an event or circumstance which requires the action of Lessor with respect to repair and/or maintenance required pursuant to Paragraph 7.2(a) of this Lease, and the failure of Lessor to take such action results in a material and substantial interference with Lessee’s use of the Premises for its business operations, and Lessor fails to commence to provide the required action within a reasonable period of time, given the circumstances, after the receipt of such notice, then Lessee may proceed to take the required action upon delivery of an additional five (5) business days notice to Lessor specifying that Lessee is taking such required action (unless Lessor shall commence such action within such five (5) business day period and shall thereafter, diligently pursue the same to completion), and if such action was required under the terms of this Lease to be taken by Lessor, then, Lessee shall be entitled to reimbursement by Lessor of Lessee’s reasonable, out-of-pocket costs of taking such action. In the event Lessee takes such action, Lessee shall use only those contractors used by Lessor in connection with the performance of Lessor’s obligations under Paragraph 7.2(a) above. If Lessor does not deliver a detailed written objection to Lessee, within thirty (30) days after receipt of an invoice by Lessee of its reasonable, out-of-pocket costs of taking action which Lessee claims should have been taken by Lessor under Paragraph 7.2(a), and if such invoice from Lessee sets forth a reasonably particularized breakdown of such reasonable, out-of-pocket costs in connection with taking such action on behalf of Lessor, then Lessee shall be entitled to deduct from Rent payable by Lessee under this Lease, the amount of its reasonable, out-of-pocket costs set forth in such invoice. If, however, Lessor delivers to Lessee within thirty (30) days after receipt of Lessee’s invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Lessor’s good faith reasons for its claim that such action did not have to be taken by Lessor pursuant to the terms of this Lease or that the charges are not reasonable or are otherwise excessive, then Lessee shall not be entitled to such deduction from Rent (except to the extent that Lessor shall not have contested the amount set forth in such invoice), but as Lessee’s sole remedy, Lessee may submit such dispute to arbitration in accordance with the rules and regulations of the American Arbitration Association.

7.3 Utility Installations; Trade Fixtures; Alterations.

(a) Definitions; Consent Required. The term “Utility Installations” refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, heating, ventilation and air conditioning equipment (“HVAC”), plumbing, and fencing in or on the Premises; including, without limitation, any and all of the same which may exist in the Premises as of the Commencement Date. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be installed and removed without doing material damage to the Premises; including, without limitation, any and all of the same which may exist in the Premises as of the Commencement Date. The term “Alterations” shall mean any modification of the improvements (other than Utility Installations or Trade Fixtures) whether by addition or deletion; including, without limitation, any and all of the same which may exist in the Premises as of the Commencement Date. “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; provided, however, that, Lessee may make Permitted Alterations (defined below) upon prior written notice to Lessor, but without the need to obtain Lessor’s prior written consent. “Permitted Alterations” means any Alterations and/or Utility Installations to the interior of the Premises (excluding the roof), which (i) do not affect the structural components of the Building or building systems, (ii) are not visible from the outside, (iii) do not involve puncturing, relocating or removing the roof, and (iv) do not cost more than Seventy-Five Thousand Dollars ($75,000.00) per Alteration and/or Utility Installation.

(b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of Lessor shall be presented to Lessor in written form with reasonably detailed plans. Consent shall be deemed conditioned upon Lessee’s: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials all at Lessee’s sole cost. Lessee shall promptly upon completion and Lessor’s written request furnish Lessor with as-built plans and specifications for any Alterations or Utility Installations, whether or not Lessor’s consent is required. Lessor shall respond to any request by Lessee to make any Alterations and/or Utility Installations within fifteen (15) business days after receipt from Lessee of such request for consent and a complete submittal permitting review. If Lessor shall fail to so respond within such fifteen (15) business day period, Lessor shall be deemed to have not approved the Alterations and/or Utility Installations described in the materials supplied by Lessee, and in such case, Lessee shall have the right (and shall not be deemed to have waived any rights) to assert that Lessor’s failure to approve such Alterations and/or Utility Installations was not reasonable.

(c) No Liens; Indemnification. Lessee shall pay, when due, all costs and claims for labor or materials furnished or alleged to have been furnished to the Premises (other than any of the same that may have been provided on Lessor’s behalf), which costs and claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days’ notice prior to the commencement of any material work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in, on or about the Premises. Notwithstanding anything to the contrary herein, Lessee shall have no right, express or implied, to create any lien, charge or encumbrance upon the interest of Lessor or Lessee hereunder or in the Premises (and such lien, charge or encumbrance, an “Encumbrance”). Lessee shall satisfy or otherwise discharge all Encumbrances within ten (10) business days after Lessor notifies Lessee that any such Encumbrance has been filed. If Lessee fails to pay or remove any Encumbrance within such ten (10) business day period, Lessor may elect to (but shall not be obligated to) pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof, and Lessee shall thereafter, within five (5) days following demand by Lessor therefor, pay to Lessor as Additional Rent, the amount so paid by Lessor. If Lessee shall contest the validity of any such Encumbrance, then Lessee shall, at its sole expense indemnify, defend and protect itself, Lessor and the Premises against any and all Claims (defined below) relating to the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor is joined as a party to or reasonably elects to participate in any such action, Lessee shall pay Lessor’s reasonable attorneys’ fees and costs.

7.4 Ownership; Removal; Surrender; and Restoration.

(a) Ownership. Subject to Lessor’s right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations shall be the property of Lessee, but considered a part of the Premises; provided, however, that Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

The Parties acknowledge that all of the items of Lessor’s Property (defined below) are the property of Lessor, but that Lessee shall have a right, during the Term, to use the same for their intended purpose. Lessee shall not have the right to remove, modify or alter any item of Lessor’s Property without Lessor’s prior written consent, which consent may be conditioned upon, among other things, Lessee replacing any items of Lessor’s Property that might be removed with items of equal or greater value. As used in the Lease, “Lessor’s Property” means all of the existing (as of the Commencement Date) components of the systems described in Schedule “4” to the Consent (a form of which is attached hereto as Exhibit “D”), together with any and all additions, modifications and/or alterations to any such systems that are during the Sublease Term and the Term of this Lease; provided, however, that the Parties hereto agree that no Trade Fixtures that are installed by Lessee, any Transferee of Lessee or any other person or entity claiming under Lessee shall, in any case, be deemed to be Lessor’s Property.

(b) Removal. By written notice to Lessee, at the time that Lessee consents to any Alterations or Utility Installations that are not Permitted Alterations (defined below), or (except as provided otherwise in this Paragraph 7.4(b)) with respect to Permitted Alterations or any other Alterations or Utility Installations for which Lessor’s consent is not requested, at any time prior to the expiration termination of the Term of this Lease, Lessor may require Lessee to remove some or all of the Alterations and Utility Installations, in which event Lessee shall promptly remove prior to the date of such expiration or termination the Alterations and/or Utility Installations designated by Lessor to be so removed and shall promptly restore, patch and repair any resulting damage caused by such removal (or by the initial installation of the items so removed), all at Lessee’s sole expense; provided, however, that notwithstanding the foregoing, Lessor shall have no right under this Paragraph 7.4(b) to require Lessee to remove (and Lessee shall have no obligation under this Paragraph 7.4(b) to remove), (i) any of the Alterations and Utility Installations that are present in the Premises as of the date on which the Sublease Term commences and (b) any of the Alterations and Utility Installations that are part of the Initial Solyndra Improvements (as defined in Paragraph 2(E)(i) of the Consent (and Schedule “2” attached to the Consent)) and are installed by Lessee in the Premises during the initial eighteen (18) months of the Sublease Term (collectively, the “Non-Removal Items”). At the request of Lessor at any time following substantial completion by Lessee of the Non- Removal Items, Lessee shall deliver to Lessor, for Lessor’s approval, a list identifying all of the Non-Removal Items, and upon approval by Lessor, such list shall be deemed to provide a final list identifying all of the Non-Removal Items and shall be binding upon Lessor and Lessee for such purpose. In addition, if, not less than ten (10) business days prior to the date on which Lessee commences construction of any Permitted Alterations, Lessee shall deliver to Lessor complete plans and specifications for such Permitted Alterations and shall request in writing that Lessor notify Lessee whether Lessor will require removal (upon expiration or termination of the Term of this Lease) of any or all of the Permitted Alterations described in such plans and specifications, Lessor shall, within ten (10) business days after receipt of such complete plans and specifications and such request, notify Lessee which, if any, of the Permitted Alterations that are described in such plans and specifications Lessor will require Lessee to remove upon expiration or termination of the Term of this Lease (and if Lessor shall fail to notify Lessee within such ten (10) business day period that Lessor will or will not require removal of any such Permitted Alterations, and if such failure shall continue for three (3) business days following Lessor’s receipt of written notice thereof, Lessor shall be deemed to have agreed that Lessor will not require removal of any of the Permitted Alterations described in the applicable plans and specifications). Notwithstanding anything to the contrary above, Lessee agrees that, upon the expiration or earlier termination of this Lease, Lessee (or, failing which a contractor designated by Lessor) shall, at Lessee’s sole cost and expense, promptly remove any or all Lessee’s Personal Property (defined below) and restore all portions of the Premises damaged by such removal of (or by the initial installation of) such Lessee’s Personal Property to their condition immediately prior to the installation or placement of such items. If Lessee fails to timely remove any items required to be removed by Lessee under this Paragraph 7.4(b), including, without limitation, any of Lessee’s Personal Property, Lessor shall have the right, without notice, to remove such items and to restore those portions of the Premises damaged by such removal to their condition immediately prior to the installation or placement of such items, and thereafter to store the same, all at Lessee’s expense (and Lessee shall reimburse Lessor for all of the costs thereof upon demand), and if Lessee’s failure to remove any item required to be removed by Lessee under this Paragraph 7.4(b) shall continue for ten (10) days (or if Lessee shall fail to retrieve from storage any items removed by Lessor under this Paragraph 7.4(b) within ten (10) days) after Lessor’s delivery of notice thereof, Lessee shall be deemed to have abandoned the same, in which case Lessor may appropriate any such items for itself, and/or sell the same in its discretion, with no liability to Lessee following such removal. For purposes hereof, “Lessee’s Personal Property” shall mean, collectively, all Trade Fixtures, cable, wiring, connecting lines, and other installations, equipment or property (including, without limitation, furniture and furniture systems) from time to time located in or installed or placed by or on behalf Lessee or any person claiming through Lessee anywhere in, on or about the Premises.

(c) Surrender/Restoration. Lessee shall surrender the Premises on or before the Expiration Date or any earlier termination date, with all of the items required to be removed under Paragraph 7.4(b) removed, and with all of Lessor’s Property (except to the extent Lessor has specifically and expressly consented in writing to removal of one or more items of Lessor’s Property), and all other improvements (including, without limitation, Alterations and Utility Installations) remaining in the Premises, and all other parts and surfaces of the Premises broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted, and if this Lease shall be terminated under Paragraph 10 or 14, below, damage caused by casualty or condemnation excepted. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice or a service contract. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade Fixtures shall remain the property of Lessee and may be removed by Lessee, subject to Lessee’s repair obligations set forth in the preceding sentence, at any time and, as provided in Paragraph 7.4(b), shall be removed at the expiration or termination of this Lease. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. INSURANCE; INDEMNITY.

8.1 Payment For Insurance. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance carried under Paragraph 8 during the Term. Premiums for policy periods commencing prior to or extending beyond the Term shall be prorated to correspond to the Term. Payment shall be made by Lessee to Lessor for any insurance carried by Lessor, pursuant to Paragraph 4.3, above (i.e., as part of the Lessor’s Operating Expenses that are required to be reimbursed to Lessor pursuant to Paragraph 4.3).

8.2 Liability Insurance.

(a) Carried by Lessee. Commencing as of the Commencement Date, Lessee shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee, Lessor, Lessor’s officers and employees, and Lessor’s property manager, if any, against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The initial amount of such insurance shall be not less than $5,000,000 per occurrence with an “Additional Insured-Managers or Lessor’s of Premises Endorsement” and contain the “Amendment of the Pollution Exclusion Endorsement” for damage caused by heat, smoke or fumes from a hostile fire. Lessor shall have the right, during the Term of this Lease, to require Lessee to also obtain and keep in force pollution legal liability insurance in a reasonable amount and with insurers reasonably required by Lessor based on the nature of Lessee’s operations at the Project, but in no event more than $2,000,000 per occurrence. The amount of insurance required to be maintained by Lessee hereunder shall be subject to reasonable increases specified by Lessor based upon the recommendation of Lessor’s professional insurance advisers considering Lessee’s business operations and other relevant factors, provided such increases shall not occur more frequently than once every twenty-four (24) months. The policies described in this Paragraph 8.2(a) shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease. The limits of insurance required under this Lease shall not however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. The commercial general liability and pollution legal liability insurance policies shall insure on an occurrence and not a claims-made basis. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. In addition, Lessee shall obtain and keep in force excess or umbrella insurance in the amount of $5,000,000 which shall comply in all respects with requirements set forth herein for insurance. Lessee’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. All such policies shall be written to apply to all bodily injury (including death), property damage and personal injury losses, shall include blanket contractual liability, broad form property damage, independent contractor’s coverage, completed operations, products liability, cross liability and severance of interest clauses, and shall be endorsed to include as additional insureds, Lessor, Digital Realty Trust, LP, Digital Realty Trust, Inc., and each of their respective affiliates, agents, beneficiaries, partners, employees, and/or successors in interest, and any Lender designated by Lessor.

(b) Carried by Lessor. Lessor may, at its option, maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

8.3 Property Insurance - Building, Improvements and Rental Value.

(a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any groundlessor, and to any Lender(s) insuring loss or damage to the Premises. The amount of all risk insurance maintained by the Insuring Party under this Paragraph 8.3(a) shall be equal to the full replacement cost (with commercially reasonable deductible amounts) of the Premises and all improvements thereto, or any other commercially reasonable amount required to be carried by Lessor or its Lender. Notwithstanding the foregoing, if Lessor is the Insuring Party, the insurance policy or policies to be carried under this Paragraph 8.3(a) shall not extend to or cover any Alterations, Utility Installations, Trade Fixtures, or other items of Lessee’s Personal Property from time to time located in, on or about the Premises, or the Lessor’s Property, all of which shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. Such policy or policies shall insure against all risks of direct physical loss or damage (including, if required by Lessor, the perils of flood and earthquake), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause and a waiver of subrogation. Lessee shall be liable for any commercially reasonable deductible amount under any insurance policy carried under this Paragraph 8.3(a) in the event of an Insured Loss (provided, however, that any deductible payable under any earthquake insurance policy shall be amortized (with interest at a rate reasonably determined by Lessor) over a period of ten (10) years, and such amortized amounts shall be included in Lessor’s Operating Expenses for each calendar year (or portion thereof) occurring during the Term during such ten (10) year period.

(b) Rental Value. The Insuring Party shall, if required by Lessor, obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender, insuring the loss of the full Rent for not more than one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for not more than one (1) full year’s loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any commercially reasonable deductible amount under any insurance policy carried under this Paragraph 8.3(b) in the event of such loss.

(c) Intentionally Omitted.

8.4 Lessee’s Property/Business Interruption Insurance.

(a) Property Damage. Commencing as of the Commencement Date, Lessee shall obtain and maintain “All-Risk” (and at Lessor’s option sprinkler leakage and flood) property insurance, in an amount not less than [***] of replacement cost covering all of Lessee’s Personal Property (including, without limitation, Trade Fixtures) and all Alterations and Utility Installations and all of the Lessor’s Property. Such insurance shall be full replacement cost coverage. The proceeds from any such insurance shall be used by Lessee for the repair and replacement of the items so insured. Lessee shall provide Lessor with written evidence that such insurance is in force.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

(b) Business Interruption. Commencing as of the Commencement Date, Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations or obligations under this Lease.

8.5 Insurance Policies.

8.5.1 Insurance required herein to be carried by Lessee shall be provided by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a policyholders rating of A- or better and a finance category rating of at least Class X (or such other rating as may be required by Lessor’s Lender) as set forth in the most current issue of “Best’s Insurance Guide”. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Commencement Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance and upon renewals of the same. No such policy shall be cancelable or subject to modification except after thirty (30) days’ prior written notice to Lessor, except for non-payment of premium for which ten (10) days’ prior written notice shall be given. Lessee shall, at least ten (10) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, failing which Lessor may order such insurance and charge the actual cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less.

8.5.2 Insurance (if any) required to be carried by Lessor under Paragraph 8.3, above shall be provided by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a policyholders rating of A- or better and a finance category rating of at least Class VIII (or such other rating as may be required by Lessor’s Lender) as set forth in the most current issue of “Best’s Insurance Guide”. At the request of Lessee, Lessor shall, prior to the Commencement Date, deliver to Lessee certificates evidencing the existence and amounts of the insurance (if any) required to be carried by Lessor under Paragraph 8.3, above, and upon renewals of the same. Lessor shall, at least ten (10) days prior to the expiration of such policies (if any) as are required to be carried by Lessor under Paragraph 8.3, above, furnish Lessee with evidence of renewals or “insurance binders” evidencing renewal thereof. Lessor shall have the right to provide the insurance required by this Paragraph 8 pursuant to blanket policies.

8.5.3 If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same upon two (2) business days notice to the other party.

8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby releases and relieves the other, and waives its entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against under the property damage insurance required to be carried herein. The effect of such releases and waivers is not limited by the amount of such insurance carried or required to be carried, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby, and to provide evidence thereof.

8.7 Indemnity.

(a) To the fullest extent permitted by law, Lessee hereby waives all claims against Lessor and its affiliates, and their respective agents, employees, members, officers, direct, partners, trustees, beneficiaries, shareholders, property managers and Lenders (the “Lessor Parties”), for damage to any property or injury to or death of any person in, upon or about the Premises or the Project arising at any time and from any cause, except to the extent caused by the gross negligence or willful misconduct of Lessor, it agents or employees, and Lessee shall hold the Lessor Parties harmless from and defend the Lessor Parties from and against all claims, liabilities, judgments, demands, causes of action, losses, loss of rents, damages, costs and expenses, including, without limitation, attorney’s fees, and all other costs and expenses of any kind or nature (collectively, “Claims”) arising out of, from or in connection with (or alleged to arise out of, from or in connection with), (i) the use or occupancy of the Premises or the Project by Lessee or any Transferee of Lessee and their respective partners, members, subtenants, assignees or licensees, or their respective contractors, clients, officers, directors, employees, agents, licensees, customers, or invitees (each a “Lessee Party”, collectively, the “Lessee Parties”), except such as is caused by the gross negligence or willful misconduct of Lessor, or (ii) the negligence or willful misconduct of Lessee or any other Lessee Party in, upon or about the Premises or Project. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall, upon notice, defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor, and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such Claim in order to be defended or indemnified.

(b) Lessor shall indemnify, defend and hold harmless Lessee from and against all claims, liabilities, judgments, demands, causes of action, losses, loss of rents, damages, costs and expenses including reasonable attorney’s fees for damage to any property or injury to or death of any person arising out of, from or in connection with the gross negligence or willful misconduct of Lessor.

(c) All of the indemnification obligations of Lessee and Lessor set forth in this Lease including, without limitation, the obligations set forth in this Paragraph 8.7 shall survive the expiration or earlier termination of this Lease.

8.8 Exemption of Lessor from Liability. Lessor shall not be liable, and Lessee waives any claim, for injury or damage to the person or goods, wares, merchandise, business records or other property of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or Project, or from other sources or places, except to the extent caused by the gross negligence or willful misconduct of Lessor. Lessor shall not be liable for any damages arising from any act or neglect of any third party. Notwithstanding Lessor’s negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee’s business or for any loss of income or profit therefrom.

9. DAMAGE OR DESTRUCTION.

9.1 Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction during the Term to the improvements on the Premises, including Alterations, Utility Installations, Trade Fixtures and Lessor’s Property, which can, in the opinion of a reputable contractor selected by Lessor, be repaired in twelve (12) months or less from the date of the damage or destruction. Lessor shall, within sixty (60) days after the date of Lessor’s discovery of any damage or destruction affecting the Premises, deliver to Lessee a non-binding estimate (the “Restoration Estimate”) prepared by a reputable contractor of the time that such contractor expects will be required to complete the repair and restoration of to the improvements on the Premises, including Alterations, Utility Installations and Trade Fixtures.

(b) “Premises Total Destruction” shall mean damage or destruction during the Term to the Premises, including Alterations, Utility Installations, Trade Fixtures and Lessor’s Property, which cannot in the opinion of a reputable, independent contractor selected by Lessor, reasonably be repaired in twelve (12) months or less from the date of the damage or destruction. Lessor shall, within sixty (60) days after the date of Lessor’s discovery of any damage or destruction affecting the Premises, deliver to Lessee a Restoration Estimate.

(c) “Insured Loss” shall mean damage or destruction during the Term to improvements on the Premises, other than Alterations, Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the Premises (other than Alterations, Utility Installations and Trade Fixtures) at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery during the Term of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, under or about the Premises.

9.2 Partial Damage - Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessee shall promptly contribute funds equal to the amount of the commercially reasonable deductible as and when required to complete said repairs (provided, however, that as described in Paragraph 8.3(a), above, earthquake deductibles shall be amortized and the amortized cost thereof shall be included in Lessor’s Operating Expenses), and Lessor shall, at Lessor’s expense, promptly and diligently repair such damage (but not any Alterations, Utility Installations, Trade Fixtures or Lessor’s Property, all of which shall be repaired and restored by Lessee) to substantially the same condition as immediately prior to the damage (except for modifications required by Applicable Requirements or deemed desirable in good faith by Lessor), and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessee’s election, perform the repair and restoration of any damage or destruction for which the total cost of repair and restoration is $250,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee (which Lessor shall disburse to Lessee on a reasonable basis) for that purpose (but Lessor shall not, under any other circumstances, be required to reimburse Lessee for any funds contributed by Lessee to repair any damage or destruction to the Premises). In the event that Lessor fails to complete such repair and/or restoration within twelve (12) months after the date of damage, then Lessee shall have the right to terminate this Lease upon thirty (30) days’ prior written notice to Lessor; provided, however, that Lessee must deliver such written notice of termination within thirty (30) days after the expiration of the twelve (12) month period described above.

9.3 Partial Damage — Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by the gross negligence or willful misconduct of Lessee (in which event Lessee shall make the repairs at Lessee’s expense and this Lease shall continue in full force and effect), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within sixty (60) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following the date of such notice. In the event Lessor elects to terminate this Lease under this Paragraph 9.3, Lessee shall have the right within ten (10) days after receipt of the termination notice, to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor, in which event Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are made available to Lessor. If Lessee does not make the required written commitment or does not make the required funds available to Lessor, this Lease shall terminate as of the date specified in the termination notice.

9.4 Total Destruction. Notwithstanding any other provision hereof if a Premises Total Destruction occurs, then either party may elect to terminate this Lease as of the date that is ninety (90) days following such Premises Total Destruction by giving the other party written notice of such election within sixty (60) days after the date of the damage. If the damage or destruction was caused by the gross negligence of or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee. If neither Lessor nor Lessee elects to terminate this Lease under this Paragraph 9.4, then the Premises Total Destruction shall be treated as a Premises Partial Damage and the provisions of Paragraph 9.2 or 9.3, above, as applicable, shall apply.

9.5 Damage Near End of Term. If at any time during the last fifteen (15) months of the Term of this Lease there is damage for which the cost to repair exceeds three (3) month’s Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written termination notice to Lessee within sixty (60) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time, has an exercisable Extension Option under Paragraph 52, below, then Lessee may preserve this Lease by, (a) exercising such Extension Option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such Extension Option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible, and this Lease shall continue in full force and effect (i.e., the damages shall be treated as a Premises Partial Damage and the provisions of Paragraph 9.2 or 9.3, above, as applicable, shall apply). If Lessee fails to exercise such Extension Option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s Extension Option shall be null, void and of no force or effect.

9.6 Abatement of Rent; Lessee’s Remedies.

(a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage to the improvements on the Premises (including Alterations, Utility Installations, Trade Fixtures and Lessor’s Property) shall be abated from the date of the damage in proportion to the equitable degree to which Lessee’s use of the Premises is actually impaired; provided, however, that Lessee shall have no right to any abatement of Rent under this Paragraph 9.6(a) for a period in excess of twelve (12) months. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) Failure to Commence Repairs. If Lessor shall be obligated under this Paragraph 9 to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within ninety (90) days after such obligation shall arise (subject to extension for reasonable delays for insurance adjustment or other matters beyond Lessor’s reasonable control), Lessee may, at any time prior to the commencement (in a substantial and meaningful way) of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced (in a substantial and meaningful way) within sixty (60) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced (in a substantial and meaningful way) within said sixty (60) days, then unless this Lease shall be terminated under Paragraph 9.2, 9.4 or 9.5, above, this Lease shall continue in full force and effect.

9.7 Termination-Advance Payments. Upon any termination of this Lease pursuant to Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments of Rent made by Lessee to Lessor. Lessor shall, in addition, within sixty (60) days thereafter surrender to Lessee’s the Letter of Credit.

9.8 Waive Statutes. Lessor and Lessee agree that the terms of this Paragraph 9 shall govern the effect of any damage to or destruction of the Premises occurring during the Term with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith, including without limitation California Civil Code Paragraphs 1932 and 1933(4), as the same may be amended from time to time. Lessor and Lessee agree that Paragraph 3.3, above shall apply to any damage to or destruction of the Premises occurring prior to the Commencement Date.

10. REAL PROPERTY TAXES.

10.1 Definition of “Real Property Taxes.” As used herein, the term “Real Property Taxes” shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, or rental levy or tax (including, without limitation, any gross income tax, excise tax, sales tax or gross receipts tax levied by any federal, state or local governmental entity with respect to the receipt of Rent) improvement bond, and/or license fees of any and every type, kind, category or nature, whether direct or indirect, general or special, ordinary or extraordinary, imposed upon or levied against any legal or equitable interest of Lessor or any Lender in the Premises, or on Lessor’s business of leasing the by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. Without limitation of the foregoing, the term Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein, (a) imposed by reason of events occurring prior to and/or during the Term, including but not limited to, a change in the ownership of the Premises or completion of any construction thereon, (b) for transit taxes or charges, business or license fees or taxes, animal or periodic license or use fees, park and/or school fees, arts charges, parks charges, housing fund charges and (c) possessory interest taxes charged or levied in lieu of real estate taxes. Notwithstanding anything to the contrary in this Paragraph 10.1, Real Property Taxes shall not include any, inheritance, personal income or estate taxes.

At all times that the Project is owned by a state public retirement system, the State of California, any local public entity, or any entity in which any of the same hold an interest (collectively, “Public Entity”), (a) this Lease and the Lessee’s interest hereunder may constitute a possessory interest subject to property taxation and as a result may be subject to the payment of property taxes levied on such interest, (b) such property taxes shall be based upon the full cash value of the possessory interest which will equal the greater of (i) the full cash value of the possessory interest or (ii) if Lessee has leased less than all of the Project, Lessee’s share of the full cash value which would have been enrolled if the entire Project had been subject to property tax upon acquisition by the entity, and (c) in the event possessory interest taxes are applicable, Lessor shall have the right to make such adjustments to the foregoing as Lessor shall determine in good faith from time to time are required to most closely approximate the amount of Real Property Taxes which would be payable hereunder under circumstances where the Project is not owned by a Public Entity. Notwithstanding anything to the contrary in this Paragraph 10.1, in the event that possessory interest taxes are applicable, Lessee shall not be required to pay more to Lessor under this Paragraph 10 than Lessor is required to pay as possessory interest taxes to applicable governmental entities.

10.2 Payment of Taxes.

(a) Generally. Lessor shall pay the Real Property Taxes and Lessee shall reimburse Lessor for each payment of Real Property Taxes made by Lessor within thirty (30) days of receipt of notice from Lessor of the amount of such payment. If any such taxes shall cover any period of time prior to or after the expiration or termination of the Term this Lease, Lessee’s share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that the Term of this Lease is in effect.

(b) Advance Payment. Lessor may, at Lessor’s option, estimate the Real Property Taxes payable with respect to any calendar year, and require that such Real Property Taxes be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) in equal monthly installments in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal to one-twelfth of the amount of the estimated amount of Real Property Taxes payable with respect to any calendar year. When the actual amount of the Real Property Taxes allocable to (and payable with respect to) any calendar year is known, Lessor shall deliver to Lessee a report setting forth the amount of the Real Property Taxes allocable to (and payable with respect to) such calendar year. If the amount of the estimated payments collected by Lessor under this Paragraph 10.2(b) during such calendar year is (A) less than the actual amount of Real Property Taxes allocable to (and payable with respect to) such calendar year, Lessee shall pay Lessor, within thirty (30) days of written demand, such additional sums as are necessary to fully reimburse Lessor for the actual Real Property Taxes allocable to (and payable with respect to) such calendar year or (b) is greater than the actual amount of Real Property Taxes allocable to (and payable with respect to) such calendar year, Lessor shall credit the excess amount paid by Lessee against Lessee’s obligations to pay Rent next coming due (or if the Term of this Lease shall have expired, shall pay such amount to Lessee within thirty (30) days after Lessor delivers such statement). All monies paid to Lessor under this Paragraph 10.2(b) may be intermingled with other monies of Lessor and shall not bear interest.

(c) Lessee’s Right to Contest. Unless Lessor elects to contest any Real Property Taxes, Lessee may, upon the receipt of prior written approval of Lessor, such approval not to be unreasonably withheld, contest any Real Property Taxes against the Premises and attempt to obtain a reduction in the assessed valuation of the Premises for the purpose of reducing any such tax assessment. In the event Lessor approves, and upon the request of Lessee, but without expense or liability to Lessor, Lessor shall cooperate with Lessee and execute any document which may be reasonably necessary and proper for any proceeding related hereto. If a tax reduction is obtained, there shall be a subsequent reduction in Lessee’s total Real Property Taxes for such year, and any excess payments paid by Lessee to Lessor (if any) shall be refunded by Lessor, without interest (or at Lessor’s option, credited against Lessee’s obligations to pay Rent next coming due), when all refunds to which Lessor is entitled from the taxing authority with respect to such year have been received by Lessor. Lessee shall indemnify, defend and hold harmless the Lessor Parties from and against any Claims arising out of, for or in connection with (or alleged to arise out of, for or in connection with) any contest of Lessee of Real Property Taxes. In the event Lessor desires to contest any Real Property Taxes, Lessee agrees to cooperate with Lessor and execute any document which may be reasonably necessary and proper for any such proceeding, at no cost to Lessee.

10.3 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon all Alterations, Utility Installations, Trade Fixtures and other items of Lessee’s Personal Property. When possible, Lessee shall cause such items to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said personal property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee’s property within ten (10) days after receipt of a written statement.

11. UTILITIES.

11.1 Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises during the Term, together with any taxes thereon. Except to the extent caused by the gross negligence or willful misconduct of Lessor, and except as expressly provided otherwise in Paragraph 11.2, below, Lessor shall not be liable for damages nor shall there be any Rent abatement arising out of any curtailment or interruption whatsoever in utility services, and in no event shall Lessor be liable for consequential damages with respect to such curtailment or interruption of utility services.

11.2 In the event, during the Term, any of such utilities and services are interrupted due to the active negligence of Lessor, and such interruption (a) continues for five (5) or more consecutive business days following Lessee’s delivery to Lessor of notice of such interruption (describing such interruption) and (b) prevents Lessee from using all or any material portion of the Premises for the conduct of its business (and Lessee actually does not use all or any material portion of the Premises for the conduct of its business) (an “Interruption Abatement Event”), the Base Rent and Additional Rent shall be equitably abated following the expiration of such five (5) business day period for so long as such interruption shall continue (and shall prevent Lessee from using (and Lessee shall actually not use) all or any material portion of the Premises). Except to the extent caused by the gross negligence or willful misconduct of Lessor, such right to abate Rent shall be Lessee’s sole and exclusive remedy for any Interruption Abatement Event; provided, however, that if any such Interruption Abatement Event shall continue for one hundred eighty (180) days without cure, Lessee shall have the option to terminate this Lease upon thirty (30) days written notice.

12. ASSIGNMENT AND SUBLETTING.

12.1 Lessor’s Consent Required.

(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “assign or assignment”) or sublet, permit the occupancy of or otherwise transfer (any such transfer, including, without limitation, any assignment, shall be referred to herein as a “Transfer” and any person or entity to whom any Transfer is to be made shall be referred to herein as a “Transferee”) all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent, which consent, subject to the provisions of this Paragraph 12, shall not be unreasonably withheld.

(b) A change in the control of Lessee (except in connection with an initial public offering of Lessee or Lessee’s Affiliate) shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of fifty percent (50%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c) Notwithstanding the foregoing, a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Lessee (an “Affiliate”) shall not require Lessor’s consent, provided that Lessor shall have the right to approve the form of any such sublease, such approval not to be unreasonably withheld, conditioned or delayed. In addition, Lessee shall have the right to assign all of its interest in this Lease, upon fifteen (15) days prior written notice to Lessor but without obtaining Lessor’s prior written consent, to a corporation or other entity which is a successor-in-interest to Lessee (a “Successor”), by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Lessee provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Lessee as of the date of Lessee’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment.

(d) A Transfer without consent shall, at Lessor’s option, be a Default curable after notice as set forth in Paragraph 13.1(c), or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved Transfer as a non-curable Breach, Lessor may terminate this Lease.

(e) Notwithstanding anything to the contrary in this Lease, if Lessee or any proposed Transferee claims that Lessor has unreasonably withheld or delayed its consent or otherwise acted in a manner not permitted under this Paragraph 12, then the sole remedy of Lessee and such proposed Transferee if such claim is determined by a court of competent jurisdiction to be successful shall be a declaratory judgment and an injunction for the relief sought together with (a) a recovery of attorneys’ fees and costs pursuant to Paragraph 31, below and (b) any direct monetary damages or other monetary relief (but not, in any event, any form of consequential damages).

12.2 Terms and Conditions Applicable to Assignment and Subletting.

(a) Regardless of Lessor’s consent, any assignment or subletting shall not (i) be effective without (A) the express written assumption by an assignee of all of the obligations of Lessee under this lease or (B) the express written assumption by a sublessee of the obligations of Lessee under this Lease to the extent applicable to the space that is being subleased (provided, however, that no such sublessee shall be liable for any Defaults or under this Lease caused by the acts or omissions of Lessee (and/or its predecessors-in-interest and/or successors-in-interest) or for any liabilities of Lessee (and/or its predecessors-in-interest and/or successors-in-interest) under this Lease for Lessee’s obligations to pay of Rent), (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a (i) delay in the approval or a disapproval of any assignment, nor (ii) an acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for Lessee’s Default or Breach.

(c) Lessor’s consent to any assignment or subletting shall not constitute consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

(e) Each request for consent to a Transfer shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed Transferee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee to Lessor of $2,000 as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. In addition, Lessee shall reimburse Lessor for all reasonable out of pocket costs actually incurred by Lessor in connection with the consideration of any request, including attorneys’ fees up to a maximum of $2,500 per requested consent for an assignment or sublease in the ordinary course of business; provided, however, that notwithstanding anything to the contrary in this Lease, the above dollar limitation shall not apply to any Transfer with respect to which Lessee or the prospective Transferee shall request documentation in addition to, or material modification of, Lessor’s standard form of “Consent to Sublease” or “Assignment and Assumption of Lease and Consent” for granting such consent.

(f) Any Transferee (i) that is an assignee shall, by reason of accepting the applicable Transfer, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the Term of said Transfer and (ii) that is a sublessee shall, by reason of accepting the applicable Transfer, be deemed to have (A) assumed all of the obligations of Lessee under this Lease to the extent applicable to the space that is being subleased (provided, however, that no such sublessee shall be liable for any Defaults or under this Lease caused by the acts or omissions of Lessee (and/or its predecessors-in-interest and/or successors-in-interest) or for any liabilities of Lessee (and/or its predecessors-in-interest and/or successors-in-interest) under this Lease for Lessee’s obligations to pay of Rent).

12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting or other occupancy arrangement by Lessee of all or any part of the Premises and shall be deemed included in all subleases or other occupancy agreements under this Lease whether or not expressly incorporated therein:

(a) Subject to Paragraph 12.3(e) below, Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all rent payable on any sublease or other occupancy agreement, and Lessor may collect such rent and apply same toward Lessee’s obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease or other occupancy agreement, nor by reason of the collection of rent, be deemed liable to the sublessee or other occupant for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee or occupant Lessee hereby irrevocably authorizes and directs any such sublessee or occupant, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease; to pay to Lessor all rent due and to become due under the sublease or other occupancy agreement, and agrees that any sublessee or other occupant may and shall rely upon any such notice from Lessor and shall, upon receipt of such notice, pay all rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b) In the event of a Breach by Lessee, Lessor may, at its option, require any sublessee or occupant to attorn to Lessor, in which event Lessor shall undertake the obligations of the Lessee under such sublease or other occupancy agreement from the time of the exercise of said option to the expiration of such sublease or other occupancy agreement; provided, however, Lessor shall not be liable for any unpaid rents or security deposit paid by such sublessee or other occupant to Lessee or for any prior defaults or breaches of Lessee under any such sublease or other occupancy agreement.

(c) Any matter requiring the consent of the Lessee under a sublease or other occupancy agreement shall also require the consent of Lessor.

(d) No Transferee shall further Transfer all or any part of the Premises without Lessor’s prior written consent.

12.4 If Lessee shall assign this Lease or sublet the Premises or otherwise make any Transfer for consideration in excess of the pro-rata portion of rent applicable to the space subject to the assignment or subletting or other Transfer, then Lessee shall pay to Lessor as Additional Rent fifty percent (50%) of any such excess immediately upon receipt, less Lessee’s reasonable out of pocket expenses for marketing, brokerage commissions and legal fees in connection with such assignment or subletting.

12.5 Conditions to Consent to Assignment or Subletting. Lessee acknowledges that Lessor’s agreement to lease the Premises to Lessee at the rent and upon the terms stated herein is in material reliance upon Lessor’s evaluation of the original Lessee’s background, experience and ability, as well as the nature of the use of the Premises by the original Lessee as set forth in Paragraph 6. In the event that Lessee shall request Lessor’s written consent to any Transfer as required in this Paragraph 12, then each such request for consent shall be in writing and accompanied by the following:

(a) To the extent available, balance sheets and income statements of the proposed Transferee for the most recent three (3) fiscal years.

(b) A statement of the specific uses for which the Premises will be utilized by the proposed Transferee.

(c) To the extent available, preliminary plans prepared by an architect or civil engineer for all alterations to the Premises that are contemplated to be made by the proposed Transferee.

(d) Written approval of the proposed Transfer and a reaffirmation of liability, in a form satisfactory to Lessor’s counsel, from all guarantors and previous assignors of this Lease, not previously expressly released by Lessor (in Lessor’s sole and absolute discretion), if any.

Lessor may refuse to consent to any Transfer on any commercially reasonable grounds, including without limitations the potential inability of the proposed assignee to fulfill the Lease terms and the financial irresponsibility or instability of the proposed Transferee, the lack of suitability of the Premises for the intended use by the proposed Transferee, the potential for unlawful or undesirable use of the Premises by the proposed Transferee, the character or business reputation of the proposed Transferee, or the fact that the proposed Transferee has the power of eminent domain, is a governmental agency or an agency or subdivision of a foreign government.

12.6 Standards for Consent to Assignment or Subletting. Once Lessor has received the fee referred to in Paragraph 12.2(e) and all of the information, in satisfactory form, as required above, together with any additional information which Lessor may reasonably request, Lessor shall endeavor to review Lessee’s request for consent to any Transfer and make a determination in fifteen (15) business days. If Lessor’s fails to respond within fifteen (15) business days, Lessor shall be deemed to have elected to withhold Lessor’s consent to the proposed Transfer. In determining whether to give its consent to such Transfer, Lessor shall consider all commercially reasonable factors, including, but not limited to, the following:

(a) The financial responsibility of (and/or lack of reasonably acceptable evidence of the financial responsibility of) the proposed Transferee;

(b) The nature of the occupancy and of the business to be conducted on the Premises and its suitability for the Premises, Building and/or the Project; and

(c) The need for and nature of any indicated alteration of the Premises by the proposed Transferee and/or whether Lessor’s Property could be damaged or not adequately maintained by the proposed Transferee.

13. DEFAULT; BREACH; REMEDIES.

13.1 Default; Breach. A “Default” is defined as any failure by the Lessee to comply with or perform any of the material terms, covenants, conditions or rules under this Lease. A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises without paying Rent or the vacating of the Premises without apparent intent to return (and without paying Rent) and without providing a reasonable level of security, or which results in the coverage of the property insurance described in Paragraph 8.3 being jeopardized as a result thereof; or without providing reasonable security to minimize potential vandalism.

(b) The failure of Lessee to make any payment of Rent (or to restore the Security Deposit) when due, where such failure continues for a period of three (3) business days following written notice to Lessee.

(c) The failure to fulfill any other obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) business days following written notice to Lessee.

(d) The failure by Lessee to provide (1) reasonable written evidence of compliance with Applicable Requirements, (ii) the rescission of an unauthorized assignment or subletting, (iii) any document requested under Paragraph 16 (Estoppel Certificates), (iv) any document requested under Paragraph 30 (Subordination, Attornment, Non-Disturbance) (v) any document requested under Paragraph 39 (Reservations), or (vi) except for any obligation of Lessee under Paragraph 5 concerning the LC, any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

(e) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, other than those described in subparagraph 13.1(a), (b), (c) or (d), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee’s Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

(f) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. § 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within sixty (60) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within sixty (60) days; provided, however, in the event that any provision of this subparagraph(e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g) The discovery that any financial statement of Lessee given to Lessor was materially false.

(h) A termination (i) of the Sublease as a result of any material default by the Lessee as the sublessee thereunder, (ii) of the Interim Direct Lease as a result of any material, default by Lessee as the lessee thereunder or (iii) an unequivocal repudiation by Lessee of its obligation to enter into an Interim Direct Lease under circumstances where Lessee is obligated to do so.

(i) A Letter of Credit Default.

The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by Law.

13.2 Remedies.

13.2.1 Right to Perform. If Lessee fails to perform any of its affirmative duties or obligations, and such failure continues for ten (10) days after written notice (except in the case of an emergency, in which case no notice shall be required prior to taking any action described below), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The actual costs and expenses of any such performance by Lessor shall be due and payable by Lessee within thirty (30) days of receipt of an invoice therefore along with reasonably detailed supporting documentation. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier’s check. Notwithstanding the foregoing, if the affirmative duty or obligation to be performed by Lessee cannot reasonably be completed within ten (10) days after Lessor’s notice to Lessee, Lessor shall not exercise its right under this Paragraph 13.2.1 to perform such duty or obligation on Lessee’s behalf so long as Lessor commences such repair within ten (10) business days after notice from Lessor and is diligently pursuing the same to completion.

13.2.2 Remedies for Breach. Upon the occurrence of any Breach by Lessee, Lessor shall have, in addition to any other remedies available to Lessor at law or in equity (all of which remedies shall he distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(a) Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, elect to terminate this Lease, in which event Lessee shall immediately surrender the Premises to Lessor, and if Lessee fails to do so, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefore (but only with process of law); and Lessor may recover from Lessee the following: (i) the worth at the time of any unpaid rent which has been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, reasonable brokerage commissions and advertising expenses incurred, reasonable expenses of remodeling the Premises or any portion thereof for a new tenant (whether for the same or a different use), and any commercially reasonable special concessions made to obtain a new tenant; and (v) at Lessor’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable Law.

The term “rent” as used in this Paragraph 13.2.2(a) shall be deemed to be and to mean all sums of every nature required to be paid by Lessee pursuant to the terms of this Lease, whether to Lessor or to others. As used in clauses (i) and (ii), above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate (defined below), but in no case greater than the maximum amount of such interest permitted by law. As used in clause (iii) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover damages under Paragraph 13. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) In the event of a Breach of this Lease and abandonment of the Premises by Lessee, if Lessor does not elect to terminate this Lease as provided in Paragraph 13.2.2(a), above, Lessor may from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease. Without limiting the foregoing, Lessor shall have the remedy described in California Civil Code Paragraph 1951.4 (Lessor may continue this Lease in effect after Lessee’s breach and abandonment and recover rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations). To the fullest extent permitted by Law, the proceeds of any reletting shall be applied first to pay to Lessor all costs and expenses of such reletting (including without limitation, costs and expenses of retaking or repossessing the Premises, removing persons and property therefrom, securing new tenants (including, without limitation, costs and expenses for redecoration, alterations and other costs in connection with preparing the Premises for the new tenant, and if Lessor shall maintain and operate the Premises the costs thereof) and receivers’ fees incurred in connection with the appointment of and performance by a receiver to protect the Premises and Lessor’s interest under this Lease and any necessary or reasonable alterations; second, to the payment of any indebtedness of Lessee to Lessor other than Rent due and unpaid hereunder, third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of other or future obligations of Lessee to Lessor as the same may become due and payable, and Lessee shall not be entitled to receive any portion of such revenue. No re-entry or taking of possession of the Premises by Lessor pursuant to this Paragraph 13.2.2(b) shall be construed as an election to terminate this Lease unless a written notice of such election shall be given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Lessor, Lessor may, at any time after such reletting, elect to terminate this Lease for any such Breach.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

(d) Cumulative Remedies; Specific Performance. The specific remedies to which Lessor may resort under the provisions of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Lessee of any provisions of this Lease. In addition to the other remedies provided in this Lease, subject to applicable Law, Lessor shall be entitled to a restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions.

13.3 Intentionally Omitted.

13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) days after such payment of Rent shall be due (a “Late Charge Delinquency”), then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge (a “Late Charge”) equal to three percent (3%) of each such overdue amount; provided, however, that Lessor shall waive the imposition of any Late Charge on account of the occurrence of a Late Charge Delinquency if (i) the Late Charge Delinquency is cured (and paid) in full within five (5) days of delivery of written notice to Lessee of such Late Charge Delinquency and (ii) the subject Late Charge Delinquency is the first (1st) Late Charge Delinquency by Lessee during the immediately preceding twelve (12) month period. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder.

13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, that is not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due. The rate of interest per annum (“Default Rate”) charged shall be equal to the most current “prime rate” (as set forth in The Wall Street Journal from time to time) (the “Prime Rate”) plus six percent (6%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless (a) Lessor fails within a reasonable time to perform any material obligation required to be performed by Lessor or (b) Lessor unequivocally repudiates its obligation to enter into an Interim Direct Lease under circumstances where Lessor is obligated to do so (a “Lessor Default”). For purposes of this Paragraph 13.6, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than thirty (30) days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion. Unless and until Lessor shall have so failed to so cure any such material failure after such notice, Lessee shall not have any remedy or cause of action by reason thereof. Subject to the remaining provisions of this Lease, following (i) any failure by Lessor to cure any such material failure in accordance with this Paragraph 13.6 or (ii) any an unequivocal repudiation by Lessor of its obligation to enter into an Interim Direct Lease under circumstances where Lessor is obligated to do so, Lessee, at its option, without further notice or demand, shall have the right to pursue any remedy (A) expressly available under this Lease for such Lessor Default or (B) available under Law for such Lessor Default provided, however, that except as may be expressly permitted under Paragraphs 11.2 and 32 of this Lease, Lessee shall have no right to terminate (or to seek to terminate) this Lease as a result of any Lessor Default.

14. CONDEMNATION. If, during the Term, the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If, during the Term, more than twenty-five percent (25%) of the Premises, or more than thirty-five percent (35%) of the parking is taken by Condemnation, either Lessee or Lessor may, at its option, to be exercised in writing within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If this Lease is not timely terminated in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced to the equitable degree to which Lessee’s use of the Premises is impaired. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages. Lessee shall have the right to make a separate claim against the condemning authority (but not Lessor) for such compensation as may be separately awarded or recoverable by Lessee for relocation expenses and damage to Lessee’s Trade Fixtures and Lessee Owned Alterations if a separate award for such items is made to Lessee. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation, to the extent of condemnation proceeds actually received by Lessor. This Paragraph 14 shall be Lessee’s sole and exclusive remedy in the event of a Condemnation. Lessor and Lessee agree that Paragraph 3.3, above shall apply to any Condemnation occurring prior to the Commencement Date. Each party hereby waives the provisions of Paragraphs 1265.130 and 1265.150 of the California Code of Civil Procedure and the provisions of any successor or other law of like import.

15. BROKERS.

15.1 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than the brokers (if any) named in Paragraph 1.10.1 and 1.10.2, above (collectively, the “Broker”) in connection with this Lease, and that no person or entity other than the Broker is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys’ fees reasonably incurred with respect thereto.

15.2 Broker’s Commissions. The commission payable to Lessee’s Broker in connection with this Lease shall be paid by Lessor pursuant to a separate written agreement.

16. ESTOPPEL CERTIFICATES.

(a) Each Party (as “Responding Party”) shall within ten (10) days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party, or Lessor’s Lender or any prospective purchaser of the Project, if any.

(b) [Intentionally Omitted].

(c) If Lessor desires to finance, refinance, sell or otherwise transfer an interest in the Premises or this Lease, or any part thereof, Lessee shall deliver to any potential Lender, purchaser or other transferee designated by Lessor such financial statements as may be reasonably required by such Lender, purchaser or other transferee, including but not limited to Lessee’s financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence (in accordance with the terms and provisions related thereto contained in Paragraph 48, below) and shall be used only for a good faith business purpose relating to the proposed financing, refinancing, sale or other transfer. The obligations imposed on Lessee in the two preceding sentences shall not apply in the event that Lessee is a publicly traded company in which case Lessee shall only be obligated to provide Lessor with copies of its most recent 10K and 10Q filings.

17. DEFINITION OF LESSOR. The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title (or, if applicable, of the ground lessee’s interest) to the Premises. In the event of a transfer of Lessor’s title or other interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee the Letter of Credit (or Letters of Credit) held by Lessor under Paragraph 5. Upon such transfer or assignment and delivery of the Letter of Credit (or Letters of Credit), as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. SEVERABILITY. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. DAYS. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20. LIMITATION OF LIABILITY.

20.1 In consideration of the benefits accruing under this Lease to Lessee and notwithstanding anything to the contrary in the Lease or in any exhibits, riders or addenda attached hereto or to any amendments thereof (collectively, the “Lease Documents”), it is expressly understood and agreed by and between the parties to this Lease that (a) the recourse of Lessee or its successors or assigns against Lessor (and the liability of Lessor to Lessee, its successors and assigns) with respect to (i) any actual or alleged breach or breaches by or on the part of Lessor of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents, or (ii) any matter relating to Lessee’s occupancy of the Premises (collectively, the “Lessor’s Lease Undertakings”), shall be limited solely to an amount equal to the lesser of Lessor’s interest in the Project (including Lessor’s interest in insurance or condemnation proceeds relating to the Project that are received by Lessor, or the proceeds of a sale of the Project that are received by Lessor); (b) Lessee shall have no recourse against any other assets of Lessor or its officers, directors, members or shareholders; and (c) except to the extent of Lessor’s interest in the Project, no personal liability or personal responsibility of any sort with respect to any of Lessor’s Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Lessor, Digital Realty Trust, L.P., Digital Realty Trust, Inc., or against any of their respective directors, officers, shareholders, members, employees, agents, constituent partners, affiliates, beneficiaries, trustees or representatives, (collectively, the “Lessor Group”).

20.2 Waiver of Consequential Damages. Notwithstanding any provision to the contrary contained in this Lease, at no time and under no circumstances shall either Lessor or Lessee be responsible or liable to the other for any lost profits, lost economic opportunities or any other form of consequential or punitive damages (collectively, “Consequential Damages”) as the result of any actual or alleged breach by either Lessor or Lessee of its obligations under this Lease; provided, however, that notwithstanding the above, this Paragraph 20.2 shall not limit or otherwise affect (a) either party’s liability with respect to claims of fraud, willful misconduct, or bad faith, (b) Lessee’s liability for consequential damages resulting from a holdover of the Premises by Lessee after the expiration or earlier termination of this Lease; or (c) Lessee’s liability for consequential damages for Lessee’s violation of (or breaches with respect to) any of Lessee’s obligations under Paragraph 2.3, 6.1, 6.2 or 6.3, above.

21. TIME OF ESSENCE. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. NO PRIOR OR OTHER AGREEMENTS; COUNTERPARTS. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

23. NOTICES.

Any notice which may or shall be given under the provisions of this Lease shall be in writing and may be delivered, (i) by hand delivery or personal service, (ii) by a reputable overnight courier service which provides evidence of delivery, or (iii) by telecopy (so long as a confirming copy is forwarded by a reputable overnight courier service within twenty-four (24) hours thereafter), if to Lessor, to the addresses specified in Paragraph 1.9.1, above, or if to Lessee, at the address specified in Paragraph 1.8, above, or at such other addresses as either party may have theretofore specified by written notice delivered in accordance herewith. Such address may be changed from time to time by either party by giving notice as provided herein. Notice shall be deemed given, (a) when delivered (if delivered by hand or personal service), (b) if sent by a reputable overnight courier service, on the business day immediately following the business day on which it was sent, or (c) the date the telecopy is transmitted. If the term Lessee as used in this Lease refers to more than one (1) person and/or entity, and notice given as aforesaid to any one of such persons and/or entities shall be deemed to have been duly given to Lessee. Notwithstanding any provision of this Lease to the contrary, in the case where statutory law requires that any notice, notice to quit or pay rent, summons or complaint (or any other form of writing required in connection with the assertion of rights against Lessee, the enforcement of Lessee’s obligations under this Lease or the termination of Lessee’s rights hereunder) (collectively, “Statutory Written Notices or Complaints”) must be delivered or served in a particular form, delivered to or served on Lessee through delivery to or service on a particular representative of Lessee, delivered or served in a particular manner (or by a particular method), for purposes of determining compliance with such applicable statutory requirements, Lessee aggress that, such Statutory Written Notices or Complaints may be served on Lessee at the Premises (even if Lessee shall have vacated the Premises), and that the time, manner or method of delivery of all such Statutory Written Notices or Complaints delivered to or served on any Lessee address for notices other than the Premises shall be disregarded, and if the timing, manner and, method of delivery and form of the Statutory Written Notice or Complaint delivered to the Premises shall satisfy the applicable statutory requirements, then such statutory requirements shall be deemed satisfied with respect to the timing, manner, and method of delivery and form with respect to all Lessee addressees as of the date of delivery to such first addressee; provided, however, that Lessor shall endeavor to promptly deliver to Lessee any such Statutory Written Notice or Complaint that are delivered to the Premises to any other addresses for Lessee of which Lessor has received notice.

24. WAIVERS. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. NO RECORDING. Except as expressly permitted under Paragraph 53.9, neither Lessee nor any person or entity acting through, under or on behalf of Lessee shall record or cause the recordation of this Lease, a short form memorandum of this Lease or any reference to this Lease without the prior written consent of Lessor, which shall be withheld or given in Lessor’s sole discretion.

26. NO RIGHT TO HOLDOVER. If Lessee should remain in possession of the Premises after the expiration or earlier termination of the Term of this Lease without the execution by Lessor and Lessee of a new lease or an extension of this Lease, Lessee shall be deemed to be occupying the Premises as a tenant-at-sufferance only, subject to all the covenants and obligations of this Lease, except as to term and base rental and any other provision reasonably determined by Lessor to be inapplicable. During any such holdover period, Lessee shall pay to Lessor a monthly base rental (the “Holdover Base Rent”) in an amount equal to one hundred fifty percent (150%) of the amount of Base Rent and Additional Rent payable by Lessee to Lessor during the last month of the Term of this Lease. The monthly Holdover Base Rent payable for such holdover period shall not, in any event, be construed as a penalty or as liquidated damages for such retention of possession. Neither any provision hereof nor any acceptance by Lessor of any Holdover Base Rent

(or any other amount) after the expiration or earlier termination of the Term shall be deemed a consent to any holdover hereunder or result in a renewal of this Lease or an extension of the Term or a waiver of any of Lessor’s rights or remedies with respect to such holdover. Notwithstanding any provision to the contrary contained herein, (a) Lessor expressly reserves, (1) the right to require Lessee to surrender possession of the Premises upon the expiration or earlier termination of the Term of this Lease or at any time during any holdover and (2) the right to assert any remedy at law or in equity to evict Lessee and collect damages in connection with any such holdover, and (b) Lessee shall indemnify, defend and hold Lessor harmless from and against any and all claims, demands, actions, proceedings, losses, damages, liabilities, obligations, penalties, costs and expenses, including, without limitation, all lost profits and other consequential damages, attorneys’ fees, consultants’ fees and court costs incurred or suffered by or asserted against Lessor by reason of Lessee’s failure to surrender the Premises on the expiration or earlier termination of this Lease in accordance with the provisions of this Lease.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS; CONSTRUCTION OF AGREEMENT. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the parties, but rather according to its fair meaning as a whole, as if both parties had prepared it.

29. BINDING EFFECT; CHOICE OF LAW. Notwithstanding the later date on which the Term of this Lease may commence, subject the terms and conditions hereof, this Lease shall constitute binding contractual obligations of each of Lessor and Lessee effective upon the execution and delivery of this Lease by Lessor and Lessee. This Lease shall be binding upon Lessor and Lessee, and each of their successors and assigns and shall be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located, and the Parties hereby consent to the jurisdiction of any state or federal court sitting in such county.

30. SUBORDINATION; ATTORNMENT; NON-DISTURBANCE.

30.1 Subordination. Subject to the terms of this Paragraph 30, this Lease granted hereby shall be subject and subordinate to any ground lease, master lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as “Lender” or “Lessor’s Lender”) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease except as expressly agreed to by such Lender in a Non-Disturbance Agreement Any Lender may elect to have this Lease superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2 Attornment. Subject to the provisions of any Non-Disturbance Agreement entered into pursuant to Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises (or otherwise succeeds to Lessor’s interest hereunder) by reason of a foreclosure of a Security Device, including, by way of termination of any ground lease or master lease (a “Successor Lessor”), and that in the event of such foreclosure (or termination of any ground lease or master lease), such Successor Lessor shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership (provided, however, that any such Successor Lessor shall be obligated cure any default by Lessor that is continuing at the time such Successor Lessor succeeds to Lessor’s interest hereunder after such Successor Lessor has received written notice of such default); (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month’s rent, except to the extent any such prepaid rent is actually received by such Successor Lessor.

30.3 Non-Disturbance. With respect to Security Devices existing or to be entered into by Lessor concurrently with or after the execution of this Lease, Lessee’s subordination of this Lease and/or attornment shall be subject to receiving a commercially reasonable non-disturbance agreement (a “Non-Disturbance Agreement”) from Lessor’s Lender which Non-Disturbance Agreement shall provide that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereunder and attorns to the record owner of the Premises. Subject to the foregoing sentence, Lessee agrees, from time to time during the Term of this Lease, within ten (10) business days of demand therefore, to execute and deliver such further commercially reasonable instruments subordinating this Lease and evidencing Lessee’s agreement to attorn, as Lessor or any Lender may request, and such subordination, nondisturbance and attornment agreements, as any Lender shall request, in the commercially reasonable form required by the Lender requesting such document; provided, however, that any such instrument shall provide that so long as there is no Breach hereunder, Lessee’s right to possession of the Premises shall not be disturbed by Lessor’s Lender.

30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non- Disturbance Agreement provided for herein.

30.5 Lender Protection. Lessee agrees to give each Lender with respect to each Security Device, by registered or certified mail, a copy of any notice of default served upon the Lessor by Lessee, provided that prior to such notice, Lessee has been notified in writing of the address of such Lender (each, hereafter, a “Notified Party”). Lessee further agrees that if Lessor shall have failed to cure such default within thirty (30) days after such notice to Lessor (or if such default cannot be cured or corrected within that time, then within such additional time as may be necessary if Lessor has commenced such cure within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then prior to Lessee pursuing any remedy for such default provided hereunder, at law or in equity, the Notified Party shall have an additional thirty (30) days within which to cure or correct such default (or if such default cannot reasonably be cured or corrected within that time, then such additional time as may be necessary if the Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default).

31. ATTORNEYS’ FEES. If any Party brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred.

32. LANDLORD’S ACCESS: SHOWING PREMISES; REPAIRS.

32.1 Lesser and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon reasonable prior notice (but not less than twenty four (24) hours advance notice, and at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees (during the last year of the Term), making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary, performing any of Lessor’s obligations under this Lease, exercising any of Lessor’s rights under this Lease, or for any other reasonable purpose. Lessee shall have the right to cause an employee of Lessee to accompany Lessor and Lessor’s agents at all times Lessor and Lessor’s agents during any such entry into the Premises, and in connection with any such entry by Lessor and/or any other such parties into the Premises, Lessor and/or such other parties shall use commercially reasonable efforts to minimum (to the extent practical) interference with Lessee’s use or occupancy of the Premises. Subject to Paragraph 32.2, below, all such activities shall be without abatement of Rent or liability to Lessee, and shall not be deemed a constructive eviction of Lessee. Lessor may, at any time, place on the Premises any ordinary “For Sale” signs, and Lessor may, during the last twelve (12) months of the Term, place on the Premises any ordinary “For Lease” signs.

Lessee may, by written notice to Lessor, designate portions of the Premises as “Secured Areas” should Lessee require such areas for the purpose of securing certain valuable property or confidential information. Lessor and Lessor’s agents may not enter any such Secured Areas, except (a) in the event of an emergency or (b), to perform an inspection, or perform any of Lessor’s duties or work required hereunder, in which case Lessor shall provide Lessee with reasonable notice of the specific date and time of entry (except in the case of an emergency) and shall afford Lessee the opportunity to have a responsible employee of Lessee accompany Lessor. Additionally, at the request of Lessee, Lessor shall execute (or shall cause its agents to execute) a commercially reasonable confidentiality agreement (substantially in the form of that certain Non-Disclosure Agreement dated October 24, 2006 between Lessor and Lessee) under which Lessor and/or any of its agents shall be required to treat as confidential information, any trade secrets or other confidential information that may be revealed to Lessor or any of its agents in connection with any such entry into any such Secured Areas.

32.2 In the event any entry into the Premises under this Paragraph 32 by Lessor or any of Lessor’s agents (other than any entry in connection with any event described in Paragraph 9 or Paragraph 14, above) during the Term prevents Lessee from using all or any material portion of the Premises for the conduct of its business (and Lessee actually does not use all or any material portion of the Premises for the conduct of its business) for five (5) or more consecutive business days following Lessee’s delivery to Lessor of notice thereof (which notice shall describe the circumstances that Lessee claims prevent it from using all or a material portion of the Premises) (a “Paragraph 32 Abatement Event”), the Base Rent and Additional Rent shall be equitably abated following the expiration of such five (5) business day period for so long as the entry into by or presence Lessor or Lessor’s agents in the Premises shall continue to prevent Lessee from using (and Lessee shall actually not use) all or any Material portion of the Premises. Except to the extent caused by the gross negligence or willful misconduct of Lessor, such right to abate Rent shall be Lessee’s sole and exclusive remedy for any Paragraph 32 Abatement Event; provided, however, that if any such Paragraph 32 Abatement Event shall continue for one hundred eighty (180) days without cure, Lessee shall have the option to terminate this Lease upon thirty (30) days written notice.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. SIGNS. Lessee may not place any sign (including monument signage) identifying Lessee (but not any subtenant or other occupant of the Premises) by its name or trade name upon the Premises which identifies Lessee as the occupant of the Premises without landlord’s prior written consent; provided, however, that all signs must comply with all Applicable Requirements and Lessee shall, at Lessee’s sole cost and expense, maintain all such signs during the Term and remove all signs at the expiration or earlier termination of this Lease and repair all damage caused by the removal of such signs. Except as provided for in this Paragraph 34, Lessee shall not place any sign upon the Premises.

35. TERMINATION; MERGER. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. If Lessor shall not, within ten (10) days following any such event, by written notice to the holder of any such lesser interest elect to continue such lesser interest, Lessor shall be deemed to have elected to have such event constitute the termination of such interest.

36. CONSENTS. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld, conditioned or delayed. Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor not to exceed (except as otherwise expressly stated in this Lease) a maximum of $2,500 per requested consent. Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37. QUIET POSSESSION. Provided Lessee is not in Breach of this Lease, Lessee shall have and peaceably enjoy the Premises during the term hereof, subject to all of the terms and conditions contained in this Lease from and against all persons holding an interest in the Project from and through Lessor.

38. NO SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. Lessee shall be permitted to restore the on-site security system to its original configuration or install any other system without obtaining Lessor’s consent; provided, however, Lessee provides Lessor with prior written notice of the same.

39. RESERVATIONS. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements (including reciprocal easements affecting the Premises and other buildings within the Project), rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not materially and unreasonably interfere with or materially and adversely affect the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions, and to abide by the terms of any such restrictions and/or agreements.

40. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

41. AUTHORITY. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf.

42. NO THIRD PARTY BENEFICIARIES. Nothing contained in this Lease shall be deemed or construed to create the relationship of principal and agent, or partnership, or joint venturer, or any other relationship between Lessor and Lessee other than landlord and tenant. Lessor shall have no obligations hereunder to any person or entity other than Lessee or any person or entity claiming through Lessee, and no other parties shall have any rights hereunder as against Lessor.

43. OFFER. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

44. AMENDMENTS. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations or rights hereunder, Lessee agrees to make such reasonable non-monetary and non-material modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

45. MULTIPLE PARTIES. If more than one person or entity is named herein as either the Lessor or the Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

46. ERISA. Lessee hereby represents and warrants for the benefit of Lessor that Lessee’s execution of this Lease and the performance of its obligations hereunder shall not constitute a prohibited transaction in respect of any “plan”, as defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

47. UNAVOIDABLE DELAYS. If the performance of Lessor or Lessee of any act required herein (except for the payment of money) is prevented or delayed by reason of strikes, lockouts, labor disputes, governmental delays, acts of God, fire, floods, epidemics, freight embargoes, unavailability of materials and supplies, development moratoriums imposed by any governmental authority, or other causes beyond the reasonable control of Lessor or Lessee, Lessor or Lessee, as applicable, shall be excused from performing that obligation for the period equal to the period of prevention or delay.

48. CONFIDENTIALITY. Lessor and Lessee acknowledge that the terms of this Lease and any other items designated in this Lease as being subject to this Paragraph 48 are confidential information and that, except (a) as required by law or process, (b) in connection with public reporting requirements (recognizing that the parent of Lessor is a publicly traded company), or (c) in connection with any litigation, arbitration, mediation or other adversarial proceeding in which the interests of Lessor and Lessee are adverse, Lessor and Lessee shall keep such confidential information confidential and shall not disclose such confidential information to any person or entity other than their financial, legal and space planning consultants and any proposed purchasers, lenders, investors, equity partners or transferees.

49. FINANCIAL INFORMATION. Within ten (10) business days of written request, Lessee shall furnish Lessor with true and complete copies of (i) Lessee’s most recent audited annual financial statements (to the extent such financial statements are audited in the ordinary course of Lessee’s business, and if audited annual financial statements are not available for any year, Lessee shall provide unaudited annual financial statements for such year an audit has been performed), (ii) Lessee’s most recent unaudited quarterly financial statements, all of which shall be treated by Lessor as confidential information belonging to Lessee, and (iii) any other financial information or summaries that Lessee typically provides to its lenders or shareholders. The preceding provisions of this Paragraph 49 shall not apply to Lessee if Lessee is a publicly traded company; instead, Lessee shall provide Lessor with Lessee’s most current 10K and 10Q filings. Any financial information provided by Lessee to Lessor under this Paragraph 49 at any time that Lessee is not a publicly traded company shall be treated as confidential and shall be subject to Paragraph 48, above, and in addition, at the request of Lessee (at any time that Lessee is not a publicly traded company) Lessor shall execute a commercially reasonable confidentiality agreement (substantially in the farm of that certain Non-Disclosure Agreement dated October 24, 2006 between Lessor and Lessee) under which Lessee shall be required to treat as confidential information, any financial information provided by Lessee to Lessor under this Paragraph 49.

50. NON-DISCRIMINATION. Lessee herein covenants by and for itself and its heirs, executors, administrators, and assigns, and all persons claiming under or through Lessee, and this Lease is made and accepted upon and subject to the following conditions: “That there shall be no discrimination against or segregation of any persons or group of persons, on account of race, color, creed, religion, sex, martial status, national origin, or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises herein leased, nor shall the Lessee itself, or any person claiming under or through Lessee, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, sublessees, subtenants, or vendees in the Premises herein leased.”

51. INTERPRETATION; SURVIVAL. Neither party hereto, nor their respective attorneys, shall be deemed the drafter of this Lease for purposes of interpreting or construing any of the provisions of this Lease in any judicial proceeding which may hereafter arise between the parties or their respective assigns or successors-in-interest. This Lease shall be interpreted in accordance with the fair meaning of its express terms and not strictly for or against any party hereto. Lessee acknowledges that it has read this Lease in its entirety and has had the opportunity to freely negotiate any or all of the terms hereof before executing the same. Any obligations of Lessee accruing prior to the expiration or termination of this Lease shall survive the expiration or termination of this Lease, and Lessee shall promptly perform all such obligations whether or not this Lease has expired.

52. OPTION TO EXTEND TERM.

52.1 Grant. Lessor hereby grants to the Original Lessee and other Qualified Lessees (defined below), [***] options to extend the Term (collectively, the “Extension Options”, each, an “Extension Option”) with respect to the Extension Premises (defined in Paragraph 2.4.2, below) for a period of [***] years (each, an “Option Term”) in each case. Each such Extension Option shall be exercisable only by written notice delivered to Lessor as provided below. Subject to the provisions of this Lease, upon the exercise of an Extension Option, the Term, as it applies to the Extension Premises, shall be extended for a period of [***] years. The rights contained in this Paragraph 2.4 shall be personal to the Qualified Lessees, and may not be exercised by any Transferee (other than a Qualified Lessee) of any interest of Lessee in or under this Lease. Lessee’s Extension Options may be exercised only with respect to the then entire Premises, and Lessee shall have no right to exercise any Extension Option with respect to less than the entire Premises. “Qualified Lessees” means only (a) the Original Lessee, (b) its Successors and (c) any Affiliate of the Original Lessee (or to any Successor of the Original Lessee) to which all of the interest of the Original Lessee in this Lease is assigned (an “Affiliate Assignee”).

52.2 Option Rent. The monthly Base Rent (the “Option Rent”) payable by Lessee, during each Option Term (if any) shall be equal to the product of (i) the number of rentable square feet contained within the Premises and [***] of the Market Rent (defined below) for the Premises, as of the first day of the applicable Option Term.

52.3 Definition of Market Rent. For purposes of this Lease, the “Market Rent’ for the Premises shall be equal to the monthly base rental rate (on a per rentable square feet basis) agreed to by willing sophisticated tenants and willing sophisticated landlords in arms-length leasing transactions (the “Comparable Transactions”) as of a

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

particular time, for non-sublease, non-encumbered, non-equity, non-expansion, non-renewal space comparable in size, location and quality to the Premises, with a commencement date not more than twelve (12) months prior to the commencement of the applicable Option Term in the Comparable Projects (defined below), with appropriate adjustments to account for differences in the Adjustment Factors (defined below) and all other factors reasonably relevant to a fair market rent determination. In any determination of Market Rent, appropriate consideration should be given to any reasonably relevant factor (or difference in the subject transaction or Comparable Transactions used for purposes of comparison), including, without limitation, the following factors (the “Adjustment Factors”): (a) monthly base rental rates per rentable square foot, (b) abatement provisions reflecting free rent during the lease term (but not including construction time preceding the commencement of business by tenants in the Comparable Transactions); (c) the size, location and quality of the premises being leased; (d) the condition and market value of the existing tenant improvements, if any, (e) the existence and amount of any tenant improvement or comparable allowance; (f) the existence and amount of any other cash payment or other equivalent concession, including, without limitation, moving allowances, lease takeover allowances (or where a lease assumption is applicable, the value thereof) and any comparable tenant inducement; (g) the existence of favorable expansion and/or extension options, and the value thereof; (h) any special parking rights, rates or concessions; (i) whether the lease transaction in question grants to the tenant any protection from increases in any component or all of real property taxes, and operating expenses (or alternatively the exposure to increases in the same), and if so, the amount, value or cost associated therewith; and (j) the credit standing of the tenant in question and/or the amount of letters of credit, cash security deposits, and/or other credit enhancements required to be made available by the tenant in question. Notwithstanding any provision to the contrary contained in this Lease, in determining the Market Rent, no consideration shall be given to whether Lessor or other landlords are or are not paying tenant broker brokerage commissions in any transaction hereunder or in the Comparable Transactions. If it is determined that in the Comparable Transactions used to determine Market Rent, free rent or cash allowances has or have been granted (collectively, “Rent Concessions”), Lessor may elect (in its sole discretion) either to (A) grant some or all of such concessions in cash (“Election A”), (B) to adjust the installments of monthly Base Rent during the term of the transaction hereunder in question to be an effective rental rate which takes into consideration and reduces monthly rent by the amortized amount of the total dollar value of such Rent Concessions, amortized (with a reasonable interest factor) over such term (m which case the Rent Concessions so amortized shall not be granted to Lessee) (“Election B”), or (C) provide such concessions or the equivalent thereof via a combination of Election A and Election B (“Election C”). Additionally, during each Option Term, Lessee shall pay all forms of Additional Rent required to be paid under this Lease. “Comparable Projects” means comparable industrial warehouse projects in Alameda, San Mateo and Santa Clara Counties.

52.4 Exercise of Option. Each Extension Option contained in this Paragraph 52 shall be exercised by Lessee, if at all, and only by Lessee (or any Successor or Affiliate which is a Transferee) delivering written notice (an “Option Notice”) to Lessor and not less than twelve (12) calendar months prior to date on which the Term is then scheduled to expire. In the event that Lessee shall fail to deliver an Option Notice within the time period specified herein for the delivery thereof, time being of the essence, at the election of Lessor, Lessee shall be deemed to have forever waived and relinquished such Extension Option, and any other options or rights to renew or extend the Term effective after the then applicable expiration date of the Term shall terminate and shall be of no further force or effect; provided, however, that, notwithstanding the foregoing, Lessee shall not lose its right to exercise either Extension Option after the expiration of the time period for exercise of same until the expiration of fifteen (15) days after Lessee’s receipt of a reminder notice from Lessor that the applicable time period has elapsed, without Lessee exercising the particular Extension Option.

52.5 Determination of Market Rent.

52.5.1 Lessor shall within thirty (30) days following the date on which it receives Lessee’s Option Notice, deliver to Lessee a written notice specifying the Option Rent and other charges for the Option Term with respect to the Extension Premises (the “Market Rent Notice”). Unless, on or before the date that is ten (10) business days after the date on which Lessor delivers a Market Rent Notice, Lessee delivers to Lessor written notice specifically stating that Lessee does not accept the Option Rent set forth in the Market Rent Notice (a “Market Rent Objection Notice”), the Option Rent for the Extension Premises shall be the Option Rent specified in the Lessor’s Notice.

52.5.2 In the event that Lessee shall deliver to Lessor a Market Rent Objection Notice (stating that Lessee does not accept the Option Rent identified in the applicable Market Rent Notice) within the time period specified therefor, the Market Rent shall be determined in accordance with this Paragraph 52.5.2 (and the Option Rent shall be equal to the product of (i) the Rentable Area of the Extension Premises and (ii) the Market Rent as determined in accordance with this Paragraph 52.5.2. Following Lessor’s receipt of Lessee’s Market Rent Objection Notice, Lessor and Lessee shall attempt to agree upon the Market Rent for the Extension Premises using their good-faith efforts. If

Lessor and Lessee shall fail to reach agreement on the Market Rent on or before the date (the “Outside Agreement Date”) that is twenty (20) days after the date on which Lessor received Lessee’s Market Rent Objection Notice, then each party shall make a separate determination of the Market Rent on or before the date that is five (5) business days after the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with Paragraphs 52.5.2(a) through (e) below.

(a) Lessor and Lessee shall each appoint one arbitrator who shall by profession be a real estate broker or appraiser who shall have been active over the five (5) year period ending on the date of such appointment in the leasing (or appraisal, as the case may be) of comparable industrial warehouse properties in Alameda, San Mateo and Santa Clara Counties, exclusive of any broker from any brokerage firm currently representing (or who has previously represented within the preceding two (2) year period) either party. The determination of the arbitrators shall be limited solely to the issue of whether Lessor’s or Lessee’s submitted Market Rent is the closest to the actual Market Rent, as determined by the arbitrators, taking into account the requirements of Paragraph 52.3 of this Lease. Each such arbitrator shall be appointed on or before the date that is fifteen (15) days after the applicable Outside Agreement Date. If either Lessor or Lessee fails to appoint an arbitrator on or before the date that is fifteen (15) days after the applicable Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof, and such arbitrator’s decision shall be binding upon Lessor and Lessee.

(b) The two arbitrators so appointed shall, on or before the date that is ten (10) days after the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two arbitrators. If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third or any arbitrator shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Paragraph 52.5.

(c) The three arbitrators shall, on or before the date that is thirty (30) days after the date of the appointment of the third arbitrator, reach a decision as to whether the parties shall use Lessor’s or Lessee’s submitted Market Rent for the Extension Premises, as the case may be, and shall notify Lessor and Lessee thereof.

(d) The decision of the majority of the three arbitrators shall be binding upon Lessor and Lessee.

(e) The cost of arbitration shall be paid by the party whose determination of the Market Rent is not selected.

52.6 Lease Terms for Option Term. If Lessee exercises any Extension Option as set forth in this Paragraph 52 of this Lease, Lessor and Lessee shall execute an amendment reflecting the terms and conditions set forth in this Paragraph 52, including, without limitation, that except as otherwise provided in Paragraph 52, the Term shall be extended on the same terms and conditions as applicable immediately preceding the commencement of the applicable Option Term. Notwithstanding the foregoing, the Parties’ failure to so execute an amendment shall not adversely affect Lessee’s right to exercise such Extension Option.

52.7 Conditions. Notwithstanding any provision of this Paragraph 52 to the contrary, at the election of Lessor, any attempted exercise by Lessee of an Extension Option shall be invalid, ineffective, and of no force or effect if, on the date of such attempted exercise of the Extension Option or on the date on which the Extension Term is scheduled to commence: (a) there is an uncured Breach by Lessee under this Lease (which has not been waived in writing by Lessor) or/ (b) Lessee shall not have subleased (other than to its Affiliates) more than fifty percent (50%) of the rentable square feet contained in the Premises.

53. RIGHT OF FIRST OFFER TO PURCHASE. Subject to the terms and conditions of this Paragraph 53, Original Lessee and its Successors (but not any other Transferee) shall have a Right of First Offer (defined below) to purchase the Project.

53.1 Lessor Must Offer Property to Lessee. If at any time during the Term of this Lease and prior to the first Sale of the Project, Lessor shall desire to sell the entire Project, Lessor shall first offer the Project to Lessee (“Right of First Offer”) as follows:

53.1.1 Lessor shall give to Lessee a written notice (the “Right of First Offer to Purchase Notice”) specifying the Basic Sale Terms (as hereinafter defined) upon which Lessor desires to Sell the Project along with a proposed purchase agreement; and

53.1.2 Upon receipt of the Right of First Offer to Purchase Notice, Lessee shall then have the right to purchase the Property by delivery to Lessor, on or before the date (the “Right of First Offer Exercise Date”) that is ten (10) business days after its receipt of the Right of First Offer to Purchase Notice, of written notice (the “Right of First Office Acceptance Notice”) stating that Lessee is irrevocably exercising its Right of First Offer to purchase the Project upon the Basic Sale Terms set forth in Lessor’s Right of First Offer to Purchase Notice. If Lessee shall fail to deliver to Lessor a Right of First Offer Acceptance Notice on or before the date that is ten (10) business days after the date of Lessee’s receipt of the Right of First Offer to Purchase Notice (or Subsequent First Offer to Purchase Notice (defined below), as applicable), time being of the essence, then Lessor may Sell the Project to any person or entity on terms that are not substantially and materially more favorable to the purchaser than the Basic Sale Terms described in the Right of First Offer to Purchase Notice, as set forth in the Right of First Offer to Purchase Notice. If Lessee shall deliver to Lessor a Right of First Offer Acceptance Notice on or before the date that is ten (10) business days after the date of Lessee’s receipt of the Right of First Offer to Purchase Notice (or Subsequent First Offer to Purchase Notice, as applicable), then Lessor and Lessee shall have (a) twenty (20) days from the date upon which Lessee delivers its Right of First Offer Acceptance Notice to agree upon the terms of, and to execute, the purchase agreement with respect to the Project, which purchase and sale agreement shall be on Lessor’s standard form of purchase and sale agreement and (b) thirty (30) days from the date upon which Lessee delivers its Right of First Offer Acceptance Notice to close the purchase of the Project by Lessee. The parties shall be obligated to negotiate all of the terms of the purchase agreement diligently and in good faith, and Lessee shall have no right to reject any commercially reasonable terms of Lessor’s standard form of purchase and sale agreement. If the parties are unable to (i) reach agreement upon the terms of and execute the purchase agreement on or before the date that is twenty (20) days after the date on which Lessee delivers its Right of First Offer Acceptance Notice, time being of the essence, or (ii) close the purchase of the Project by Lessee on or before the date that is thirty (30) days after the date on which Lessee delivers its Right of First Offer Acceptance Notice, time being of the essence then Lessor may Sell the Project to any person or entity, on terms that are not substantially and materially more favorable to the purchaser than the Basic Sale Terms described in the Right of First Offer to Purchase Notice (or Subsequent First Offer to Purchase Notice, as applicable) subject to Paragraph 53.6(a). As used in this Paragraph 53, the phrase “substantially and materially more favorable” shall mean only a purchase price that is less than eighty percent (80%) of the purchase price described in the Right of First Offer to Purchase Notice (or Subsequent Right of First Offer to Purchase Notice).

53.2 No Right if Breach, Assignment, or Sublet. Lessee shall not have a Right of First Offer it, at the time Lessor is obligated to deliver a Right of First Offer to Purchase Notice to Lessee pursuant to Paragraph 53.1.1 above, Lessee:

53.2.1 is in Breach under this Lease; or

53.2.2 has assigned this Lease or sublet more than fifty percent (50%) of the rentable square feet contained in the Premises (other than to an Affiliate or Successor of Lessee).

53.3 Lessee’s Obligation If Right Exercised. If Lessee timely delivers a Right of First Office Acceptance Notice, then Lessee shall have the right and obligation to purchase the Project upon the Basic Sale Terms and such other terms as may be set forth in the purchase agreement described above.

53.4 Certain Transfers Excluded. Tennant’s Right of First Offer shall not apply to any of the following (collectively, “Excluded Transfers”):

(a) any sale/leaseback transaction;

(b) any sale or transfer of the Property to a partnership, corporation, limited liability company, or trust in which Lessor has a controlling interest, that controls Lessor or that is under common control with Lessor;

(c) any sale or transfer of Lessor, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Lessor;

(d) any sale or transfer of a controlling interest in Lessor and/or of any ownership interests in Lessor (unless Lessor is an entity that owns only the Project and all of the equity interest in Lessor is sold or transferred in an arms length transaction to a person or entity having no business relationship with Lessor (such that such sale or transfer, is in effect, equivalent to an arms-length sale of the Project), in which case such transaction shall be subject to the Right of First Offer);

(e) any transfer without consideration;

(f) any transfer of the Property as part of a package sale (i.e., one which includes other properties); or

(g) any transaction described in Paragraph 53.8, below.

53.5 Lessee Rejects Right. If, following Lessor’s delivery of a Right of First Offer to Purchase Notice, Lessee either rejects the Right of First Offer to Purchase Notice or does not deliver to Lessor a Right of First Office Acceptance Notice within the time period required under Paragraph 53.2, then Lessor shall be free to Sell the Project to any person or entity on terms that are not substantially and materially more favorable to the purchaser than the Basic Sale Terms described in the Right of First Offer to Purchase Notice. If (a) more than twelve (12) months have passed since Lessee’s rejection of the Right of First Offer or failure to timely deliver a Right of First Offer Acceptance Notice and Lessor has not entered into a binding agreement with any other person or entity to Sell the Project to such person or entity, or (b) Lessor intends to Sell the Project, upon terms which are substantially and materially more favorable (as defined in Paragraph 53.1.2, above) to the purchaser than the Basic Sale Terms described in the Right of First Offer to Purchase Notice, Lessor shall first issue a new Right of First Offer Notice (a “Subsequent First Offer to Purchase Notice”) to Lessee, in which case, Lessee shall have the right to deliver a Right of First Offer Acceptance Notice in accordance with Paragraph 53.2 hereof and all of the terms and conditions of Paragraph 53.2 shall apply.

53.6 Right Terminates. The Parties hereby agree that, notwithstanding anything to the contrary in this Lease, Lessee’s Right of First Offer under this Paragraph 53 shall terminate and shall be deemed null, void and of no further force or effect:

(a) If, on or before the date that is twelve (12) months after the date upon which Lessee shall have rejected any Right of First Offer to Purchase Notice (or Subsequent First Offer to Purchase Notice) or shall have failed to deliver to Lessor a Right of First Office Acceptance Notice within the time period required under Paragraph 53.2, Lessor shall enter into a binding agreement to Sell the Project to any other person or entity on terms that are not substantially and materially more favorable to the purchaser than the Basic Sale Terms described in the Right of First Offer to Purchase Notice (or Subsequent First Offer to Purchase Notice, as applicable), and shall close the Sale of the Project to such person or entity (or an assignee of such person or entity); provided, however, that no Excluded Transfer shall cause Lessee’s Right of First Offer to be deemed null and void (with the Parties agreeing that Lessee’s Right of First Offer shall survive any such Excluded Transfer); or

(b) Upon expiration of the Initial Term of this Lease, or upon any earlier termination of this Lease.

53.7 Definitions. As used herein:

53.7.1 “Basic Sale Terms” means the purchase price, terms of payment of the purchase price, financing contingencies and any other terms Lessor desires to include in the notice to Lessee (including, without, limitation, Lessor and Lessee responsibilities with respect to title and survey (and if such responsibilities are not included in the Right of First Offer to Purchase Notice, the Lessor and Lessee responsibilities with respect to title and survey shall be in accordance with then prevailing custom and practice in the relevant market).

53.7.2 “Sell” or “Sale” means to close on the sale of the Project by executing any instrument of conveyance from the Lessor to the buyer, such as a deed or installment sale contract, whether or not the closing is preceded by a contract to sell. For purposes of this Paragraph 53, a ground lease, for a term of fifty (50) years or more, of the Land shall also be deemed a sale.

53.7.3 “Official Records” means the official records of the county on which the Project is located.

53.8 Lessor’s Right to Encumber. Notwithstanding anything to the contrary contained herein, Lessor shall have the right during the term of this Right of First Offer to mortgage or otherwise encumber the Property as Lessor deems appropriate and such encumbrance shall not be deemed a sale of the Property.

53.9 Memorandum. Upon written request of either party, Lessor and Lessee shall execute a Memorandum of Lease and Lessee’s Right of First Offer (in the form attached hereto as Exhibit ”F”) for recordation, at the requesting party’s sole cost, in the Official Records. Upon termination of Lessee’s Right of First Offer in accordance with Paragraph 53.6, above, upon Lessor’s request, Lessee shall execute a memorandum of the termination of Lessee’s Right of First Offer (and any other commercially reasonable instrument required to cause the Right of First Offer only (but not the Lease) to be removed of record as an encumbrance upon the Project) for the purpose of recordation in the Official Records of the County in which the Premises is located (the “Official Records”); provided, however, that for the avoidance of doubt, such memorandum of the termination of Lessee’s Right of First Offer shall reflect termination only of the Right of First Offer, and shall indicate that, notwithstanding the fact that the Right of First Offer may have terminated, the Lease remains in effect. Upon termination of this Lease, upon Lessor’s request, Lessee shall execute a memorandum of the termination of this Lease (and any other commercially reasonable instrument required to cause this Lease to be removed of record as an encumbrance upon the Project) for the purpose of recordation in the Official Records. In the event Lessee fails to execute such memorandum of termination of Lessee’s Right of First Offer or memorandum of termination of this Lease (or other commercially reasonable instrument required to be executed by Lessee under this Paragraph 53.9) within ten (10) days of Lessor’s request, and such failure continues for five (5) business days after Lessor’s delivery of notice thereof, Lessee hereby (a) irrevocably appoints Lessor as Lessee’s attorney-in-fact for the limited purpose of executing such instrument in Lessee’s name, place and stead (it being stipulated by Lessor and Lessee that such agency is coupled with an interest in Lessor and is, accordingly, irrevocable) and (b) authorizes Lessee to record the same in the Official Records.

54. Recognition Upon Termination of Sublease.

54.1 Notwithstanding anything to the contrary contained herein or in the Lease, in the event the Existing Lease shall be terminated for any reason other than a Non-Qualifying Sublease Termination (defined below), then subject to all of the terms and conditions of this Paragraph 54, on the condition that the Sublease is at such time in full force and effect and Lessee is not then in material default beyond any applicable notice and cure period of its obligations as the sublessee under the Sublease, Lessor and the Lessee shall (subject to the terms of this Paragraph 54.1) enter into a into a direct lease for the Premises (the “Interim Direct Lease”) for a term expiring on September 29, 2011, and so long as Lessee is not in material default beyond any applicable notice and cure periods in its obligations under the Interim Direct Lease, Lessor shall not disturb Lessee’s possession of the Premises for the term of the Interim Direct Lease. On the condition that, at such time, the Sublease is in full force and effect and Lessee is not then in material default beyond any applicable notice and cure period of its obligations as the sublessee under the Sublease, Lessor agrees to provide to Lessee notice (the “Interim Direct Lease Notice”) of any termination of the Existing Lease (other than any termination pursuant to a Non-Qualifying Sublease Termination), which Interim Direct Lease Notice shall state that the Existing Lease has been or will be terminated, and that Lessor and Lessee shall (subject to the terms of this Paragraph 54.1) enter into an Interim Direct Lease in accordance with this Paragraph 54. Notwithstanding anything to the contrary in this Paragraph 54.1, in the event that a court or tribunal of competent jurisdiction determines that Lessor is in material default under the Existing Lease, and as the Existing Lessee’s remedy therefor, permits or orders a termination the Existing Lease, Lessee shall have the right, exercisable by delivery of written notice to Lessor within ten (10) business days after receipt of the Interim Direct Lease Notice, to elect to not enter into an Interim Direct Lease with Lessor; provided, however, that in the event that Lessee so elects not to enter into an Interim Direct Lease, this Lease shall automatically terminate and become null and void. “Non-Qualifying Sublease Termination” means any termination of the Existing Lease by Lessor or Existing Lessee (a) under Paragraph 9 of the Existing Lease (subject to Paragraph 3.3.2, above), or (b) under Paragraph 14 of the Existing Lease.

54.2 The terms of such Interim Direct Lease shall be on the same terms as the Existing Lease, except as follows: (a) the base rent payable under the Interim Direct Lease shall be equal to the base rent that would have been payable by the Existing Lessee to Lessor under the Existing Lease but for the termination of the Existing Lease, (b) Lessor shall not (whether or not an Interim Direct Lease is consummated) be, (i) liable for any previous act or omission of the Existing Lessee or for any other defaults of the Existing Lessee under the Sublease, (ii) subject to any offsets or defenses previously accrued in favor of Lessee (or any successor of Lessee) against the Existing Lessee, (iii) liable for any consequential damages attributable to any acts or omissions of the Existing Lessee, or (iv) obligated to give Lessee a credit for or acknowledge (A) any rent, security deposit or any other sums which Lessee (or any successor of Lessee) has paid to the Existing Lessee (except to the extent that all Rent (as defined in the Existing Lease) payable from the Existing Lessee to Lessor under the Existing Lease shall be paid in full and Lessor shall actually receive from the Existing Lessee any amounts that Lessor shall actually acknowledge constitute amounts that are payable by Lessee to Lessor under the Interim Direct Lease) or (B) for any security deposit which the Existing Lessee may have paid to Lessor; (c) Lessee shall not be liable under the Interim Direct Lease for any defaults under the Existing Lease caused by the acts or omissions of the Existing Lessee (and/or its predecessors-in-interest and/or successors-in-interest) or for any liabilities of the Existing Lessee (and/or its predecessors-in-interest and/or successors-in-interest) under the Existing Lease for payment of Rent (as defined in the Existing Lease); (d) Lessee shall lease the Premises under the Interim Direct Lease in its then existing “as is” condition, and Lessor shall not be required to make (or to provide any allowance with respect to the making of) any improvements to or for the benefit of the Premises (provided, however, that nothing in this clause (d) of this Paragraph 54.2 shall limit Lessor’s express obligations under the Interim Direct Lease with respect to repair and maintenance of the Premises); and (e) Lessor shall not be required to remake, update, certify and/or advance the date of any representations and warranties (other than representations and warranties of authority) and/or indemnities or agreements to hold harmless contained in the Existing Lease (if any) that were made as of, and/or that were based on conditions which existed as of any prior date (such as, for example, the commencement date of the Existing Lease), all of which representations and warranties (other than representations and warranties of authority) and/or indemnities or agreements to hold harmless contained in the Existing Lease (if any) shall, for purposes of the Interim Direct Lease, be deemed made and/or based upon conditions existing as of applicable prior date (such as, for example, the commencement date of the Existing Lease).

54.3 Subject to Paragraph 54.1, above, Lessee hereby covenants and agrees to (a) make full and complete attornment to Lessor (as the lessee under the Interim Direct Lease) upon the terms, covenants and conditions of the Interim Direct Lease (and to execute the Interim Direct Lease) so as to establish direct privity of contract between Lessor and the Lessee, as lessor and lessee under the Interim Direct Lease, as of the date upon which the Existing Lease is terminated, and (b) from and after the date on which the Existing Lease terminates (other than pursuant to a Non-Qualifying Sublease Termination), to make all payments required to be made under the Interim Direct Lease directly to Lessor. Subject to Paragraph 54.1, above, Lessor hereby covenants and agrees to accept such attornment and to recognize Lessee as the lessee under the Interim Direct Lease. Lessee’s right to enter into an Interim Direct Lease with Lessor in accordance with this Paragraph 54, shall be personal to the Qualified Lessees, and may not be assigned or transferred to or exercised by any other person or entity.

[Signature Page Follows]

55. COUNTERPARTS, FACSIMILE SIGNATURES. This Lease may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument Each of the parties hereto agree that the delivery of an executed copy of this Lease by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Lease had been delivered.

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Lease as of the date first above written.

LESSOR:

GLOBAL KATO HG, LLC,
a California limited liability company

By:	DIGITAL REALTY TRUST, L.P.
a Maryland limited partnership its manager

	By:	DIGITAL REALTY TRUST, INC
a Maryland corporation its general partner

		By:	/s/ James R. Trout
		Name:	James R. Trout
		Its:	Senior Vice President

LESSEE:

SOLYNDRA, INC.
a Delaware corporation

By:
Name:
Its:

Signature Page

47700 Kato Road

Global Kato HG, LLC – Solyndra Inc. Lease

46

55. COUNTERPARTS, FACSIMILE SIGNATURES. This Lease may be executed in one or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument Each of the parties hereto agree that the delivery of an executed copy of this Lease by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Lease had been delivered.

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Lease as of the date first above written.

LESSOR:

GLOBAL KATO HG, LLC,
a California limited liability company

By:	DIGITAL REALTY TRUST, L.P.
a Maryland limited partnership its manager

	By:	DIGITAL REALTY TRUST, INC
a Maryland corporation its general partner

By:
Name:
Its:

LESSEE:

SOLYNDRA, INC.
a Delaware corporation

By:	/s/ Chris Gronet
Name:	Chris Gronet
Its:	CEO

Signature Page

47700 Kato Road

Global Kato HG, LLC – Solyndra Inc. Lease

EXHIBIT “A”

PREMISES

[attached]

A-1

EXHIBIT “B”

FORM OF LETTER OF CREDIT

[attached]

B-1

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION FOR STANDBY LETTER OF CREDIT WHEN APPROVED FOR ISSUANCE BY

CLIENT/APPLICANT: SOLYNDRA, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED:                     , 20__.

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

BENEFICIARY:

GLOBAL KATO HG, LLC

C/O DIGITAL REALTY TRUST, L.P.

600 W. 7TH STREET, SUITE 510

LOS ANGELES, CA 90017

ATTN: DANNY LANE

FAX NO. (877) 745-9491

AS “LANDLORD”

APPLICANT:

SOLYNDRA, INC.

3260 SCOTT BLVD.

SANTA CLARA, CA 95054

AS “TENANT”

AMOUNT:	US$ [***] ([***])

EXPIRATION DATE:	, 2007.

LOCATION:	SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF              IN YOUR FAVOR. THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THIS OFFICE (OR AS OTHERWISE PERMITTED HEREIN) OF THE FOLLOWING DOCUMENTS:

1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT (S), IF ANY.

2.	YOUR SIGHT DRAFT DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.

3.	A DATED CERTIFICATION PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY, FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE, STATING:

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

LC DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: SOLYNDRA, INC.
CLIENT/APPLICANT’S SIGNATURES)	DATE

(NOTE: AN AUTHORIZED SIGNATORY FOR THE CLIENT MUST AFFIX HIS/HER SIGNATURE AND DATE EACH PAGE OF THIS DRAFT. IT MUST THEN BE ATTACHED TO AND FORM PART OF THE LC APPLICATION TO SIGNIFY THEIR AND BENEFICIARY’S AGREEMENT TO THIS DRAFT.)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION FOR STANDBY LETTER OF CREDIT WHEN APPROVED FOR ISSUANCE BY

CLIENT/APPLICANT: SOLYNDRA, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED:                     , 20__.

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

“WE HEREBY CERTIFY THAT THE BENEFICIARY IS ENTITLED TO DRAW UPON THIS LETTER OF CREDIT IN THE AMOUNT OF THE DRAFT SUBMITTED HEREWITH PURSUANT TO THAT CERTAIN INDUSTRIAL LEASE BETWEEN GLOBAL KATO HG, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, AS LESSOR, AND SOLYNDRA, INC., A DELAWARE CORPORATION, AS LESSEE, AS THE SAME MAY HAVE BEEN AMENDED OR ASSIGNED.”

THE INDUSTRIAL LEASE MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID INDUSTRIAL LEASE BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWINGS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

WE AGREE THAT WE SHALL HAVE NO DUTY OR RIGHT TO INQUIRE AS TO THE BASIS UPON WHICH BENEFICIARY HAS DETERMINED THAT THE AMOUNT IS DUE AND OWING OR HAS DETERMINED TO PRESENT TO US ANY DRAFT UNDER THIS LETTER OF CREDIT, AND THE PRESENTATION OF SUCH DRAFT IN STRICT COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL AUTOMATICALLY RESULT IN PAYMENT TO THE BENEFICIARY.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS WITH A COPY TO 200 PAUL, LLC, C/O DIGITAL REALTY TRUST, L.P., 560 MISSION STREET, SUITE 2900 SAN FRANCISCO, CA 94105, ATTN: GENERAL COUNSEL, FAX NO. (415) 738-6501 AND ANOTHER COPY TO: PAUL, HASTINGS, JANOFSKY & WALKER LLP, 515 S. FLOWER STREET, 25TH FLOOR, LOS ANGELES, CA 90071, ATTN: DAVID B. LAMBERT, ESQ., FAX NO. (213) 627-0705 THAT THIS LETTER. OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. BUT IN ANY EVENT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND                     , 20__, WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE “FINAL EXPIRATION DATE”. UPON THE OCCURRENCE OF THE FINAL EXPIRATION DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.

THIS LETTER OF CREDIT MAY ALSO BE CANCELED PRIOR TO ANY PRESENT OR FUTURE EXPIRATION DATE, UPON RECEIPT BY SILICON VALLEY BANK BY OVERNIGHT COURIER OR REGISTERED MAIL (RETURN RECEIPT REQUESTED) OF THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS (IF ANY) FROM THE BENEFICIARY TOGETHER WITH A STATEMENT SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY ON COMPANY LETTERHEAD STATING THAT THE LETTER OF CREDIT IS NO LONGER REQUIRED AND IS BEING RETURNED FOR CANCELLATION.

LC DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: SOLYNDRA, INC.
CLIENT/APPLICANT’S SIGNATURES)	DATE

(NOTE: AN AUTHORIZED SIGNATORY FOR THE CLIENT MUST AFFIX HIS/HER SIGNATURE AND DATE EACH PAGE OF THIS DRAFT. IT MUST THEN BE ATTACHED TO AND FORM PART OF THE LC APPLICATION TO SIGNIFY THEIR AND BENEFICIARY’S AGREEMENT TO THIS DRAFT.)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION FOR STANDBY LETTER OF CREDIT WHEN APPROVED FOR ISSUANCE BY

CLIENT/APPLICANT: SOLYNDRA, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED:                     , 20__.

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF ANY NOMINATED TRANSFEREE THAT IS THE SUCCESSOR IN INTEREST TO BENEFICIARY (“TRANSFEREE”), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING, BUT NOT LIMITED TO, THE REGULATIONS OF THE U. S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S), IF ANY, MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER. WITH OUR LETTER OF TRANSFER DOCUMENTATION AS PER ATTACHED EXHIBIT “B” DULY EXECUTED. THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORM MUST BE VERIFIED BY BENEFICIARY’S BANK. BENEFICIARY SHALL PAY OUR TRANSFER FEE OF  1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT. ANY REQUEST FOR TRANSFER WILL BE EFFECTED BY US SUBJECT TO THE ABOVE CONDITIONS. ANY TRANSFER OF THIS LETTER OF CREDIT MAY NOT CHANGE THE PLACE OR DATE OF EXPIRATION OF THE LETTER OF CREDIT FROM OUR ABOVE SPECIFIED OFFICE. EACH TRANSFER SHALL BE EVIDENCED BY OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE.

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

WE HEREBY AGREE THAT DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO: SILICON VALLEY BANK, 3003 TASMAN DRIVE, 2ND FLOOR, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION: GLOBAL FINANCIAL SERVICES — STANDBY LETTER OF CREDIT DEPARTMENT (THE “BANK’S OFFICE”). PRESENTATIONS MAY BE MADE IN PERSON OR BY OVERNIGHT COURIER DELIVERY SERVICE OR BY FACSIMILE ON OR BEFORE OUR CLOSE OF BUSINESS ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT.

SHOULD BENEFICIARY WISH TO MAKE PRESENTATIONS UNDER THIS LETTER OF CREDIT ENTIRELY BY FACSIMILE TRANSMISSION (IT NEED NOT TRANSMIT THE LETTER OF CREDIT). IT MAY DO SO IN LIEU OF PRESENTING THE PHYSICAL DOCUMENTS OTHERWISE REQUIRED FOR PRESENTATION UNDER THE TERMS OF THIS LETTER OF CREDIT. PROVIDED HOWEVER, SHOULD IT ELECT TO DO SO, EACH SUCH FACSIMILE TRANSMISSION SHALL BE MADE ON A BUSINESS DAY AT FAX NO. (408) 654-6211 OR (408) 969-6510; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-7120 OR (408) 654-3052 AND, ON THE DAY OF SUCH TRANSMISSION, BE IMMEDIATELY FOLLOWED BY BENEFICIARY’S SENDING TO US ALL OF THE ORIGINALS OF SUCH FAXED DOCUMENTS TOGETHER WITH THE ORIGINAL OF THIS LETTER OF CREDIT BY OVERNIGHT MAIL OR COURIER SERVICE TO THE BANK’S OFFICE AS DESCRIBED ABOVE. PROVIDED FURTHER, HOWEVER, WE WILL DETERMINE TO HONOR OR DISHONOR ANY SUCH FACSIMILE PRESENTATION PURELY ON THE BASIS OF OUR EXAMINATION OF SUCH FACSIMILE PRESENTATION, AND WILL NOT EXAMINE THE ORIGINALS.

AS USED HEREIN, THE TERM “BUSINESS DAY” MEANS A DAY ON WHICH WE ARE OPEN AT OUR ABOVE ADDRESS IN SANTA CLARA, CALIFORNIA TO CONDUCT OUR LETTER OF CREDIT BUSINESS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE UCP (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

LC DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: SOLYNDRA, INC.
CLIENT/APPLICANT’S SIGNATURES)	DATE

(NOTE: AN AUTHORIZED SIGNATORY FOR THE CLIENT MUST AFFIX HIS/HER SIGNATURE AND DATE EACH PAGE OF THIS DRAFT. IT MUST THEN BE ATTACHED TO AND FORM PART OF THE LC APPLICATION TO SIGNIFY THEIR AND BENEFICIARY’S AGREEMENT TO THIS DRAFT.)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION FOR STANDBY LETTER OF CREDIT WHEN APPROVED FOR ISSUANCE BY

CLIENT/APPLICANT: SOLYNDRA, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED:                     , 20__.

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE EXPIRATION DATE OF THIS LETTER OF CREDIT.

LC DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: SOLYNDRA, INC.
CLIENT/APPLICANT’S SIGNATURES)	DATE

(NOTE: AN AUTHORIZED SIGNATORY FOR THE CLIENT MUST AFFIX HIS/HER SIGNATURE AND DATE EACH PAGE OF THIS DRAFT. IT MUST THEN BE ATTACHED TO AND FORM PART OF THE LC APPLICATION TO SIGNIFY THEIR AND BENEFICIARY’S AGREEMENT TO THIS DRAFT.)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION FOR STANDBY LETTER OF CREDIT WHEN APPROVED FOR ISSUANCE BY

CLIENT/APPLICANT: SOLYNDRA, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED:                     , 20__.

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

LC DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: SOLYNDRA, INC.
CLIENT/APPLICANT’S SIGNATURES)	DATE

(NOTE: AN AUTHORIZED SIGNATORY FOR THE CLIENT MUST AFFIX HIS/HER SIGNATURE AND DATE EACH PAGE OF THIS DRAFT. IT MUST THEN BE ATTACHED TO AND FORM PART OF THE LC APPLICATION TO SIGNIFY THEIR AND BENEFICIARY’S AGREEMENT TO THIS DRAFT.)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION FOR STANDBY LETTER OF CREDIT WHEN APPROVED FOR ISSUANCE BY

CLIENT/APPLICANT: SOLYNDRA, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED:                     , 20__.

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE “UCP”).

SILICON VALLEY BANK,

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

LC DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: SOLYNDRA, INC.
CLIENT/APPLICANT’S SIGNATURES)	DATE

(NOTE: AN AUTHORIZED SIGNATORY FOR THE CLIENT MUST AFFIX HIS/HER SIGNATURE AND DATE EACH PAGE OF THIS DRAFT. IT MUST THEN BE ATTACHED TO AND FORM PART OF THE LC APPLICATION TO SIGNIFY THEIR AND BENEFICIARY’S AGREEMENT TO THIS DRAFT.)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION FOR STANDBY LETTER OF CREDIT WHEN APPROVED FOR ISSUANCE BY

CLIENT/APPLICANT: SOLYNDRA, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED:                     , 20__.

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

DATE:		REF. NO.

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF US$

U.S. DOLLARS

“DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF DATED , 20__”

TO:	SILICON VALLEY BANK
	3003 TASMAN DRIVE	[INSERT NAME OF BENEFICIARY]
SANTA CLARA, CA 95054

Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATE INSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.
2.	REF. NO. INSERT YOUR REFERENCE NUMBER IF ANY.
3.	PAY TO THE ORDER OF: INSERT NAME OF BENEFICIARY
4.	US$ INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.
5.	U.S. DOLLARS INSERT AMOUNT OF DRAWING IN WORDS.
6.	LETTER OF CREDIT NUMBER INSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.	DATED INSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

NOTE:	BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE, PLEASE CALL OUR IJC PAYMENT SECTION AND ASK FOR EFRAIN TUVILLA AT (408) 654-6349 OR ALICE DALUZ AT (408) 654-7120.

LC DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: SOLYNDRA, INC.
CLIENT/APPLICANT’S SIGNATURES)	DATE

(NOTE: AN AUTHORIZED SIGNATORY FOR THE CLIENT MUST AFFIX HIS/HER SIGNATURE AND DATE EACH PAGE OF THIS DRAFT. IT MUST THEN BE ATTACHED TO AND FORM PART OF THE LC APPLICATION TO SIGNIFY THEIR AND BENEFICIARY’S AGREEMENT TO THIS DRAFT.)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION FOR STANDBY LETTER OF CREDIT WHEN APPROVED FOR ISSUANCE BY

CLIENT/APPLICANT: SOLYNDRA, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED:                     , 20__.

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

EXHIBIT “B”

DATE:

TO:	SILICON VALLEY BANK
3003 TASMAN DRIVE
SANTA CLARA, CA 95054

ATTN:	GLOBAL FINANCIAL SERVICES
STANDBY LETTERS OF CREDIT

RE:	SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO.

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE, TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OP ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

LC DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: SOLYNDRA, INC.
CLIENT/APPLICANT’S SIGNATURES)	DATE

(NOTE: AN AUTHORIZED SIGNATORY FOR THE CLIENT MUST AFFIX HIS/HER SIGNATURE AND DATE EACH PAGE OF THIS DRAFT. IT MUST THEN BE ATTACHED TO AND FORM PART OF THE LC APPLICATION TO SIGNIFY THEIR AND BENEFICIARY’S AGREEMENT TO THIS DRAFT.)

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK APPLICATION FOR STANDBY LETTER OF CREDIT WHEN APPROVED FOR ISSUANCE BY

CLIENT/APPLICANT: SOLYNDRA, INC.

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF

DATED:                     , 20__.

(THE LC NUMBER AND THE DATE, THE ISSUANCE DATE, WILL BE INSERTED AT TIME OF ISSUANCE OF THE LC.)

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,	SIGNATURE AUTHENTICATED

THE NAME(S) TITLE(S), AND SIGNATURES) CONFORM TO THAT) THOSE ON FILE WITH US FOR THE COMPANY AND THE SIGNATURE(S) IS/ARE AUTHORIZED TO EXECUTE THIS INSTRUMENT.

WE FURTHER CONFIRM THAT THE COMPANY HAS BEEN IDENTIFIED APPLYING THE APPROPRIATE DUE DILIGENCE AND ENHANCED DUE DILIGENCE AS REQUIRED BY THE BANK SECRECY ACT AND ALL ITS SUBSEQUENT AMENDMENTS.

(BENEFICIARY’S NAME)

(SIGNATURE OF BENEFICIARY)

(PRINTED NAME AND TITLE)

(NAME OF BANK)

(ADDRESS OF BANK)

(CITY, STATE, ZIP CODE)

(AUTHORIZED SIGNATURE)

(PRINTED NAME AND TITLE)

(TELEPHONE NUMBER)

LC DRAFT LANGUAGE APPROVED FOR ISSUANCE BY: SOLYNDRA, INC.
CLIENT/APPLICANT’S SIGNATURES)	DATE

(NOTE: AN AUTHORIZED SIGNATORY FOR THE CLINET MUST AFFIX HIS/HER SIGNATURE AND DATE EACH PAGE OF THIS DRAFT. IT MUST THEN BE ATTACHED TO AND FORM PART OF THE LC APPLICATION TO SIGNIFY THEIR AND BENEFICIARY’S AGREEMENT TO THIS DRAFT.)

EXHIBIT “C”

ENVIRONMENTAL EXPOSURE QUESTIONNAIRE

[attached]

EXHIBIT “C”

ENVIRONMENTAL QUESTIONNAIRE

This questionnaire is designed to solicit information regarding your proposed use, generation, treatment, storage, transfer or disposal of Hazardous Materials (as defined in the Lease). Please complete the questionnaire and return it to                          for evaluation. If your use of materials or substances, or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management. Your cooperation in this matter is appreciated. If you have any questions, do not hesitate to call us for assistance.

Property Address:                     47700 Kato Road & 1055 Page Avenue, Fremont, CA

Lessee:                                       Solyndra, Inc.

Description of Use of Property: The Premises shall be used for the manufacture, production, storage and distribution of solar panels and other related uses permitted under the Applicable Requirements (as defined in the Lease), including general office use.

PLEASE ANSWER THE FOLLOWING QUESTIONS ACCURATELY AND FULLY, ATTACHING ADDITIONAL PAGES IF NECESSARY.

1.	Will any of the following chemicals, petroleum products or Hazardous Materials be made, used, placed, or stored in, on, at or upon the Premises by Lessee or any affiliate thereof in quantities greater than the minimum quantity listed in column (1) below? If yes, please mark column(s) (2), (3), and/or (4) as applicable.

Categories of Chemicals	(1) Minimum Quantity	(2) Made	(3) Used	(4) Placed	(5) Stored
Solvents, Degreasers	1 Gallon
Paint Thinners/Remover	1 Gallon
Paint	5 Gallons
Oil (New)	5 Gallons
Gasoline	1 Gallon
Antifreeze	5 Gallons
Other Automotive Fluids	1 Gallon
Diesel Fuel	5 Gallons
Heavy (Toxic) Metal Containing Compounds	1 Pound
Liquid Plastics/Activators	1 Gallon
Flammable Gases	20 Cu Ft	[***]
Toxic Gases	20 Cu Ft
Acids	1 G1/5 Lb
Bases (soda, ash, lye, etc.)	1 G1/5 Lb
Other Flammable Materials	1 GI/5 Lb
Other Corrosive Materials	1 G1/5 Lb
Other Toxic Materials	1 G1/5 Lb
Other Reactive Materials	1 G1/5 Lb
Liquid Hazardous Waste	1 Gallon
Solid Hazardous Waste	1 Pound

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

	Yes	No
1.1 If required for the operations of Lessee or any affiliate thereof at the Premises, please provide Lessor a copy of your Hazardous Material Business Management Plan (HMBP). [***]	[***]

1.2 Do the operations of Lessee or any Affiliate thereof at the Premises require H-occupancy storage or other special construction? If yes, please explain:	[***]

2. Will any of the following structures be used by Lessee (or any affiliate thereof) at, in, on, upon or beneath the Premises? If yes, describe the contents of each. [***]	[***]

[***]	[***]

2.1 Please describe plans for secondary containment and leak monitoring at the Premises. [***]	[***]

3.      Will any Hazardous Wastes or liquid wastes be generated by on-site operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises or brought on to the Premises by of Lessee (or any affiliate thereof) at, in, on or upon the Premises?

[***]

If yes, complete the following: 3.1 Identify each such hazardous waste or liquid waste. [***]	[***]

3.2 Describe onsite storage, including secondary containment, and/or treatment. [***]	[***]

3.3 Describe the plans of Lessee or any affiliate thereof for disposal of Hazardous Wastes or liquid waste including off-site disposal. [***]	[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

3.4 Is any treatment or processing of hazardous wastes to be conducted at the Premises? If the answer is “yes,” please describe proposed treatment/processing methods: [***]	[***]

3.5    Which agencies are responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises? (Please list all agencies):

[***]

[***]

4       Will operations at the Premises result in any wastewater discharges to locations other than the sewer (including storm drain)?

If yes, describe each wastewater stream and plans for handling wastewater discharges:

[***]

4.1    Has Lessee (or any affiliate thereof) performed any testing or analysis of wastewater discharges or other wastewater effluent from the Premises? If yes, attach the results of any such testing or analysis.

[***]

4.2 Will operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises require any storm water discharge permits? If yes, describe: [***]	[***]

4.3    Will operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises require any discharge permit; licenses or plan approvals from the City or County Sanitation District or authority any of the following agencies? If yes, describe:

[***]

[***]

5       Will activities of Lessee (or any affiliate thereof) at, in, on or upon the Premises require warnings to be given to workers or visitors on the Leased Premises or the surrounding community? If yes, please describe how you will provide such communications or warnings.

[***]

[***]

6. Will operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises result in any air emissions (including dust)? If yes, describe: [***]	[***]

6.1 Will permits from the applicable Air Quality Management District be required?	[***]

7. Will operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises result in air emissions which include hazardous or toxic air pollutants?	[***]

7.1 If yes, will any public notice or disclosure be required?	[***]

8. Will operations be subject to Risk Management & Preview Planning requirements or other risk reduction requirements?	[***]

9.      Will the operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises involve any on site vehicle or equipment maintenance, repair or cleaning, including but not limited to oil changes, oil filter changes, brake pad replacement, battery changes, radiator flushing, radiator fluid replacement, and equipment, and equipment wash down and cleaning? If yes, describe all such maintenance.

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

9.1 Will these on-site vehicles or equipment use batteries? If yes, describe battery storage method:	[***]

10.    Is (or will there be) any electrical transformer or other equipment containing polychlorinated biphenyls located at the Premises? If the answer is “yes,” please specify the size, number and location (or proposed location):

[***]

11. Will the operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises include a machine shop? If yes, describe all operation: [***]	[***]

12. Will the operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises include any metal plating or metal fabrication? If yes, describe:	[***]

13. Will the operations of Lessee (or any affiliate thereof) at, in, on upon the Premises include the use of solvents? If yes, describe: [***]	[***]

14.    Have there been any agency enforcement actions regarding Lessee (or any affiliate thereof), or any existing Lessee’s (or any affiliates) facilities, or any administrative decrees past, pending or outstanding orders or consent with respect to Lessee or any affiliate thereof?

If the answer is “yes,” has there been any continuing compliance obligations imposed on Lessee or its affiliates as a result of the decrees or orders? If yes describe:

[***]

15. Has Lessee:(or any affiliate thereof) ever received a notice of violation or notice to comply from any environmental regulatory agency within the past five years? If yes, describe:	[***]

16. Does your company carry environmental impairment insurance? If the answer is “yes,” what is the name of the carrier and what are the effective periods and monetary limits of such coverage?	[***]

17. Will the proposed use of the Premises by Lessee (or any affiliate thereof) require the filing of any environmental reports or other documents to any agencies?	[***]

18.    Will the operations of Lessee (or any affiliate thereof) at the Premises require any discharge permits, licenses or plan approvals from any of the following agencies:

a.      U.S. Environmental Protection Agency

b.      State or Regional Water Quality Control Board

c.      State Department of Health Services

d.      U.S. Nuclear Regulatory committee

e.      City or County Fire Department

f.       Other Governmental Agencies

If the answer to any of the above is “yes”, please indicate permit or license numbers, issuing agency, and expiration date or renewal date, if applicable. Examples of permits to be issued include:

[***]

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

19. Attach copies of all Material Safety Data Sheets (“MSDS”) for all chemicals Lessee (or any affiliate thereof) intends to use, store, or handle in, on, at or upon the Premises. See attached	[***]

20.    Please provide the Lessor with the Emergency Response Plan and any contingency or emergency plans with respect to possible accidental releases of Hazardous Materials in, on, at, under, upon or from the Premises for Lessee (or any affiliate thereof).

[***]

[***]

21.    (Ongoing Activities, Applicable to Lessee’s in Possession.) Has any hazardous material, substance or waste spilled, leaked, discharged, leached, escaped or otherwise been released into the environment at the Premises? Not Applicable

If the answer is “yes,” please describe including (i) the date and duration of each such release, (ii) the material, substance or waste released, (iii) the extent of the spread of such release into or onto the air, soil and/or water, (iv) any action to clean up the release, (v) any reports or notifications made of filed with any federal, state, or local agency, or any quasi-governmental agency (please provide copies of such reports or notifications) and (vi) describe any legal, administrative or other action taken by any of the foregoing agencies or by any other person as a result of the release:

[***]

22.	Identify the name, title and qualifications/experience of person responsible for Lessee’s environmental, health and safety program:

Name: Shahzad Mahmud

Title: Director of Facilities

Qualifications/experience:

•	Over 30 years of experience and expertise in facilities plant management and equipment maintenance

•

For over 20 years Shahzad Mahmud has been a Senior Director of Facilities at various companies located throughout the San Jose metropolitan area including companies located in Fremont. Mr. Mahmud has managed Environmental Health & Safety Departments that are responsible for regulatory reporting and compliance related issues.

•	Resume is available on request.

23.	Name and telephone number of person to contact for additional information:

Name: Shahzad Mahmud

Title: Director of Facilities

Telephone Number: [408-844-8740 x 378]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

24.	Please provide any additional relevant information/comments concerning Lessee’s environmental compliance program and environmental compliance history:

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

The undersigned hereby certifies that, to his or her knowledge, the information above is correct and complete and that he or she is duly authorized to execute this document

Name of Lessee

Name:
Title:
Date:

EXHIBIT “D”

FORM OF CONSENT

[attached]

D-1

EXHIBIT “E”

[INTENTIONALLY OMITTED]

E-1

EXHIBIT “F”

FORM OF MEMORANDUM OF LEASE AND LESSEE’S RIGHT OF FIRST OFFER TO PURCHASE

[attached]

F-1

Recording Requested by and

When Recorded Mail to:

Michael Rausch, Esq.

Jones Day

77 West Wacker

Suite 3500

Chicago, Illinois 60601

(Space above this line for Recorder’s Use)

MEMORANDUM OF LEASE

This Memorandum of Lease (this “Memorandum”) is made and entered into as of the 24th day of January, 2007, by and between GLOBAL KATO HG, LLC, a California limited liability company (“Owner”) and SOLYNDRA, INC., a Delaware corporation (“Lessee”).

WITNESSETH

WHEREAS, Owner and Lessee entered into that certain Industrial Lease (as amended, modified or supplemented from time to time, the “Lease”) dated as of January 24, 2007, pursuant to which Owner agreed to lease to Lessee (i) the land (the “Land”) located at and commonly known as 47700 Kato Road and 1055 Page Avenue, Fremont, California and described on Exhibit A attached hereto, and (ii) all improvements located on the Land, including that certain industrial building containing approximately 183,050 square feet (the Land and the improvements located thereon shall be referred to herein as the “Property”).

WHEREAS, pursuant to the terms of the Lease, Owner has leased to Lessee and Lessee has leased from Owner the Property for a term commencing as of September 30, 2011 (the “Commencement Date”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Provisions of Lease. Pursuant to and subject to the provisions of the Lease, Owner has leased to Lessee the Property.

2. Term of the Lease. Subject to terms and conditions set forth in the Lease, the term of the Lease shall be for a period of approximately five (5) years, commencing on the Commencement Date and expiring on September 30, 2016. Subject to terms and conditions set forth in the Lease, Lessee shall have [***] to extend the Term with respect to the Property for consecutive periods of [***] each.

3. Purchase Option. Subject to the terms and conditions set forth in Lease, Lessee shall have a right of first offer to purchase the Property commencing as of the Commencement Date and expiring on that date on which the term of the Lease expires or is earlier terminated.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

4. Interim Direct Lease. Subject to terms and conditions set forth in the Lease, under certain circumstances set forth in the Lease, Lessee and Owner shall enter into an Interim Direct Lease (as defined in the Lease) for the Property prior to the Commencement Date and for a term that expiring on September 29, 2011.

5. Terms. Unless the context clearly requires otherwise, the singular includes the plural, and vice versa, and the masculine, feminine and neuter adjectives and pronouns include one another.

6. Captions. The captions of Sections are for convenient reference only and shall not be deemed to limit, construe, affect, modify or alter the meaning of such Sections.

7. Applicable Law. This Memorandum shall be governed in all respects by the laws of the State of California (without regard to its conflicts of laws principles).

8. Counterparts. This Memorandum may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute one and the same Memorandum.

[Signature Page Follows]

IN WITNESS WHEREOF, Lessee and Owner have caused this Memorandum of Lease to be executed and delivered as of the day and year first above written.

LESSEE: SOLYNDRA, INC., a Delaware corporation

By:	/s/ Chris Gronet
Name:	Chris Gronet
Its:	CEO

OWNER:

GLOBAL KATO HG, LLC, a California limited liability company

	By:	DIGITAL REALTY TRUST, L.P.
a Maryland limited partnership its manager

		By:	DIGITAL REALTY TRUST, Inc., a Maryland corporation its general partner

By:
Name:
Its:

IN WITNESS WHEREOF, Lessee and Owner have caused this Memorandum of Lease to be executed and delivered as of the day and year first above written.

LESSEE: SOLYNDRA, INC., a Delaware corporation

By:
Name:
Its:

OWNER:

GLOBAL KATO HG, LLC, a California limited liability company

	By:	DIGITAL REALTY TRUST, L.P.
a Maryland limited partnership its manager

		By:	DIGITAL REALTY TRUST, Inc., a Maryland corporation its general partner

		By:	/s/ James R. Trout
		Name:	James R. Trout
		Its:	Senior Vice President

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SANTA CLARA	)

On 19 JANUARY 2007, before me, WILLIAM F. BRONNER, a Notary Public in and for said state, personally appeared CHRIS GRONET, ~~personally known to me~~ (or proved to me on the basis of satisfactory evidence) to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/~~her/their~~ signature~~(s)~~ on the instrument, the person, or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ William F. Bronner
Notary Public in and for said State

(SEAL)

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF Los Angeles	)

On February 1, 2007, before me, Tiffani Nicole Smith, a Notary Public in and for said state, personally appeared James R. Trout, personally known to me ~~(or proved to me on the basis of satisfactory evidence)~~ to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(ies), and that by his/~~her/their~~ signature~~(s)~~ on the instrument, the person, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Tiffani Nicole Smith
Notary Public in and for said State

(SEAL)